UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

SEMI-ANNUAL REPORT April 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	6
Comparing Your Fund’s Expenses With Those of Other Funds	6
Consolidated Statement of Investments	7
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	18
Consolidated Statement of Changes in Net Assets	19
Consolidated Financial Highlights	21
Notes to Consolidated Financial Statements	25
Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	44

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided by portfolio managers James Stavena, Torrey Zaches, Roberto Croce and Dimitri Curtil of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period from November 1, 2022 to April 30, 2023, the BNY Mellon Dynamic Total Return Fund (the “fund”) produced a total return of 5.32% for Class A shares, 4.94% for Class C shares, 5.41% for Class I shares and 5.42% for Class Y shares.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index, FTSE World Government Bond Index, and a “Hybrid Index” (comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index) returned 2.16%, 12.26%, 8.47% and 10.78%, respectively.2,3,4,5

The fund delivered a positive total return over the reporting period, outperforming the FTSE Three-Month U.S. Treasury Bill Index but underperforming the Hybrid Index. Performance benefited from exposure to stocks and bonds, while exposure to currencies and commodities detracted.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed- and, to a limited extent, emerging-markets issuers.

The fund will seek to achieve investment exposure primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s sub-adviser, Newton Investment Management North America, LLC, applies a systematic investment approach designed to identify and exploit relative misvaluations across and within global capital markets. The sub-adviser updates, monitors and follows buy or sell recommendations using proprietary investment models. Among equity markets, the fund’s sub-adviser employs a bottom-up valuation approach using its proprietary models to derive market-level expected returns. For bond markets, fund’s sub-adviser uses proprietary models to identify temporary mispricing among global bond markets. For currency markets, the fund’s sub-adviser evaluates currencies on a relative valuation basis and overweight exposure to currencies that are undervalued. For commodities, fund’s sub-adviser seeks to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum.

Markets Benefit as Inflation Eases

Investors benefited from rising equities and bonds as some market risks moderated over the six-month period. Although fears of a recession and tight credit conditions persisted,

2

markets breathed a sigh of relief as inflation began to top out, the Federal Reserve (the “Fed”) signaled that rates might be reaching their high point, and the war in Ukraine did not escalate further. For the six-month reporting period, the MSCI World Index returned 12.30%, the FTSE World Government Bond Index returned 8.50%, and the Bloomberg Commodity Index returned −5.90%.

Risky assets outperformed cash over the period, with the FTSE Three-Month U.S. Treasury Bill Index returning 2.16%. U.S. inflation—as measured by the year-over-year U.S. Consumer Price Index (CPI)—dropped below 6% for the first time since September 2021.

Exposure to Equities and Bonds Benefited Performance

Exposures in the fund offer investors access to a broad, global investment universe (global equities, global fixed income, currencies, commodities and volatility) with dynamic, active long/short exposures.

Over the reporting period, the equity and bond exposures both added to performance while the currency and real asset strategies detracted from performance. The fund’s Class A shares outperformed the FTSE Three-Month U.S. Treasury Bill Index by 316 basis points. The fund benefited from equity exposure, led by positions in the United States, UK, Hong Kong and Japan, which added approximately 4% to performance. The fund also gained from exposure to government bonds, including positions in Australia, Japan, the UK and the United States. Those positions added approximately 1.70% to performance. The allocation to high yield bonds added approximately .40% to performance.

Currency exposures detracted approximately −2% from total return. Long exposure to the euro and short exposure to the British pound were the main drivers of this underperformance. Commodity exposure detracted approximately −.30% from fund performance. The Bloomberg Commodity Index returned −5.90% during the reporting period as commodities repriced lower with increasing supply and decreasing demand.

Positioned for Low Growth

Newton Investment Management Limited’s Multi-Asset Solutions team currently forecasts below-average real GDP growth for the U.S. (with a 1-in-5 chance of contraction) and moderating, but still elevated, average inflation. Taken together, these forecasts point to a potentially “stagflationary” environment. While we continue to entertain the possibility of an economic “soft landing,” our confidence in such an outcome has declined, given lackluster growth forecasts and the persistent nature of inflation. Although headline inflation appears to have peaked, we expect it to remain well above the Fed’s 2% target for the foreseeable future.

The market has continued to price in an end to the Fed’s rate increases and the likelihood of a pivot in monetary policy later this year, even as Federal Open Market Committee (“FOMC”) members have maintained publicly that they do not anticipate any cut in rates until 2024. Credit conditions, exacerbated by recent high-profile and significant bank failures, are expected to tighten further, which could weigh on household demand as well as having negative effects in other areas, including commercial and residential real estate. Overshadowing the economy is the increasingly urgent issue of the U.S. federal debt ceiling. Treasury Secretary Janet Yellen has warned of the implications of a default if the ceiling is not raised in time, and the adverse effect this would likely have on markets.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

While pressure from energy costs continues to abate, inflation also remains elevated in Europe and Asia, with core inflation in Europe reaching a record high (year-on-year) of 5.70% in March and rising by more than expected—to 3.80% year-on-year—in Japan. European Central Bank officials have indicated that further rate increases will be required to curb inflation, while the Bank of Japan, which has recently installed a new governor, has dropped its forward guidance on rate-setting and signaled a review of monetary policy. This may be a precursor to widening rate bands or abandoning its current policy of yield curve control altogether.

Our current forecast for earnings growth for the Standard and Poor’s 500® Index (S&P 500®)6 over the next 12 months is around 1%, but with a 1-in-2 chance of a contraction. While corporate earnings for the first quarter of 2023 have, in many cases, beaten expectations, our view is that analysts’ consensus earnings estimates for the next 12 months, as provided by Institutional Broker’s Estimate System (IBES), are still too positive and are at risk of being revised lower.

Forecast earnings growth for international stocks is only slightly higher. IBES’ estimate of earnings growth for the Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI ACWI Ex-U.S.)7 over the next 12 months is 3.30%, although analysts have upgraded forecasts modestly since the start of 2023.

At the end of the reporting period, the fund’s allocations were 17.80% to stocks, 16.30% to bonds and 12.10% to commodities. Within equities, the United States is the largest long allocation. The fund added an allocation to a volatility swap near the end of the reporting period. This seeks to add alpha with a low correlation to equities and bonds.

Within bonds and defensive assets, Japanese bonds are the largest weight in the portfolio, followed closely by Australian bonds. The largest short position remains in Canadian government bonds. The exposure to high yield bonds remains about the same, at 9.80%.

The fund continues to hold exposure to real assets, given the persistently high inflationary environment. Within currencies, the euro is the largest long position, followed by the U.S. dollar, while the British pound is the largest short position.

We believe the fund will continue to play an important role in investor portfolios as a core allocation that is flexible, diverse and able to access additional liquid strategies and asset classes. As both equities and bonds continue to experience challenges, we believe the fund’s expanded toolkit will continue to help navigate what we believe may be a new regime of more elevated inflation and higher interest rates.

May 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser pursuant to an agreement in effect through March 1, 2024, at which time it may be extended, terminated, or modified.

The fund’s investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to BNY Mellon Investment Adviser, Inc., by the subsidiary.

4

2  Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3  Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4  Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign, fixed-income market. Investors cannot invest directly in any index.

5  Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

6  Source: Lipper Inc. — The Standard & Poor’s 500 (S&P 500) Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

7  Source: Lipper Inc. — The Morgan Stanley Capital International All Country World ex U.S. Free Index is a free float-adjusted market capitalization weighted index that is designed to track the performance of both developed and emerging market countries, excluding the United States. The index consists of 48 MSCI national market indices. MSCI Free Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-markets countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-markets countries.

Commodities contain heightened risk including market, political, regulatory and natural conditions, and may not be appropriate for all investors. Derivatives and commodity-linked derivatives involve risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds involve increased credit and liquidity risk than higher-rated bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

Short sales involve selling a security the portfolio does not own in anticipation that the security’s price will decline. Short sales may involve risk and leverage and expose the portfolio to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.13	$10.93	$5.86	$5.86
Ending value (after expenses)	$1,053.20	$1,049.40	$1,054.10	$1,054.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.00	$10.74	$5.76	$5.76
Ending value (after expenses)	$1,017.85	$1,014.13	$1,019.09	$1,019.09
†

Expenses are equal to the fund’s annualized expense ratio of 1.40% for Class A, 2.15% for Class C, 1.15% for Class I and 1.15% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

CONSOLIDATED STATEMENT OF INVESTMENTS

April 30, 2023 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Exchange-Traded Funds - 9.8%
Registered Investment Companies - 9.8%
iShares iBoxx High Yield Corporate Bond ETF			81,455		6,138,449
SPDR Bloomberg High Yield Bond ETF			66,453		6,146,238
Total Exchange-Traded Funds (cost $12,077,437)			12,284,687
Description /Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - 1.0%
Call Options - 1.0%
Standard & Poor's 500 E-mini June Future, Contracts 120	4,250	6/16/2023	25,500,000		303,000
Standard & Poor's 500 E-mini June Future, Contracts 115	4,100	6/16/2023	23,575,000		839,500
Standard & Poor's 500 E-mini 3rd Week July Future, Contracts 51	4,380	7/21/2023	11,169,000		109,012
Total Options Purchased (cost $939,025)			1,251,512
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 74.9%
U.S. Government Securities
U.S. Treasury Bills	4.90	8/10/2023	39,673,400	[a]	39,129,392
U.S. Treasury Bills	4.80	9/7/2023	1,500,000	[a,b]	1,474,043
U.S. Treasury Bills	4.76	5/18/2023	48,345,000	[a,b]	48,245,863
U.S. Treasury Bills	4.65	6/15/2023	4,737,000	[a]	4,709,067
Total Short-Term Investments (cost $93,547,238)			93,558,365

7

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 12.3%
Registered Investment Companies - 12.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $15,358,115)	4.96	15,358,115	[c] 15,358,115
Total Investments (cost $121,921,815)		98.0%	122,452,679
Cash and Receivables (Net)		2.0%	2,489,897
Net Assets		100.0%	124,942,576

ETF—Exchange-Traded Fund

a Security is a discount security. Income is recognized through the accretion of discount.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	74.9
Investment Companies	22.1
Options Purchased	1.0
98.0

† Based on net assets.

See notes to consolidated financial statements.

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 12.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 12.3%	21,984,479	98,120,115	(104,746,479)	15,358,115	505,447

† Includes reinvested dividends/distributions.

See notes to financial statements.

8

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
ASX SPI 200	9	6/15/2023	1,096,559[a]	1,089,522	(7,037)
Australian 10 Year Bond	218	6/15/2023	17,675,623[a]	17,664,376	(11,247)
Brent Crude	1	9/29/2023	83,812[b]	78,530	(5,282)
CAC 40 10 Euro	31	5/19/2023	2,545,111[a]	2,549,620	4,509
Cocoa	83	9/14/2023	2,448,432[b]	2,439,370	(9,062)
Copper	2	7/27/2023	203,682[b]	194,525	(9,157)
Corn No.2 Yellow	14	9/14/2023	401,843[b]	370,125	(31,718)
Cotton No.2	1	12/6/2023	41,448[b]	40,550	(898)
Crude Soybean Oil	2	12/14/2023	64,176[b]	60,324	(3,852)
DJ Euro Stoxx 50	13	6/16/2023	614,080[a]	618,827	4,747
E-mini Russell 2000	59	6/16/2023	5,192,594	5,235,660	43,066
FTSE/MIB Index	21	6/16/2023	3,152,700[a]	3,112,548	(40,152)
Gasoline	33	8/31/2023	3,417,789[b]	3,323,905	(93,884)
Hang Seng	24	5/30/2023	2,990,214[a]	3,026,887	36,673
Hard Red Winter Wheat	39	9/14/2023	1,612,910[b]	1,508,813	(104,097)
IBEX 35 Index	38	5/19/2023	3,931,004[a]	3,868,154	(62,850)
Japanese 10 Year Mini Bond	190	6/12/2023	20,627,954[a]	20,755,037	127,083
Lean Hog	2	10/13/2023	64,897[b]	67,500	2,603
Live Cattle	12	8/31/2023	781,851[b]	786,120	4,269
Live Cattle	1	10/31/2023	66,993[b]	67,050	57
LME Primary Aluminum	2	7/19/2023	119,800[b]	117,738	(2,062)
LME Primary Aluminum	3	9/20/2023	178,491[b]	178,463	(28)
LME Primary Aluminum	2	5/17/2023	113,919[b]	118,600	4,681
LME Primary Aluminum	49	6/21/2023	2,836,703[b]	2,871,400	34,697
LME Primary Nickel	3	6/21/2023	462,105[b]	436,122	(25,983)
LME Refined Pig Lead	4	6/21/2023	213,993[b]	214,800	807
LME Refined Pig Lead	2	5/17/2023	104,919[b]	107,750	2,831
LME Refined Pig Lead	2	7/19/2023	105,976[b]	107,450	1,474
LME Refined Pig Lead	4	9/20/2023	213,437[b]	215,100	1,663
LME Zinc	1	5/17/2023	72,778[b]	66,144	(6,634)
LME Zinc	2	9/20/2023	138,819[b]	132,575	(6,244)
LME Zinc	5	6/21/2023	366,678[b]	330,594	(36,084)
LME Zinc	1	7/19/2023	70,985[b]	66,163	(4,822)
Long Gilt	69	6/28/2023	8,870,377[a]	8,798,180	(72,197)
Platinum	53	7/27/2023	2,680,329[b]	2,888,765	208,436

9

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long(continued)
S&P/Toronto Stock Exchange 60 Index	9	6/15/2023	1,644,752[a]	1,658,708	13,956
Soybean	71	8/14/2023	4,953,256[b]	4,835,100	(118,156)
Soybean	1	11/14/2023	65,478[b]	63,175	(2,303)
Soybean Meal	1	12/14/2023	41,403[b]	40,520	(883)
Soybean Meal	104	8/14/2023	4,660,610[b]	4,430,400	(230,210)
Sugar No.11	7	9/29/2023	181,923[b]	203,918	21,995
Futures Short
Brent Crude	2	8/31/2023	162,615[b]	157,960	4,655
Canadian 10 Year Bond	277	6/21/2023	25,581,555[a]	25,777,141	(195,586)
Chicago SRW Wheat	111	9/14/2023	3,930,567[b]	3,579,750	350,817
Coffee "C"	5	9/19/2023	346,618[b]	343,500	3,118
Cotton No.2	51	7/7/2023	2,086,009[b]	2,060,400	25,609
Crude Oil	7	8/22/2023	547,525[b]	530,040	17,485
Crude Soybean Oil	109	8/14/2023	3,521,899[b]	3,362,868	159,031
DAX	3	6/16/2023	1,319,954[a]	1,324,098	(4,144)
Euro-Bond	39	6/8/2023	5,781,831[a]	5,825,569	(43,738)
FTSE 100	62	6/16/2023	6,078,614[a]	6,126,342	(47,728)
Gold 100 oz	5	6/28/2023	1,000,545[b]	999,550	995
Lean Hog	10	8/14/2023	372,130[b]	378,700	(6,570)
LME Primary Aluminum	46	9/20/2023	2,707,824[b]	2,736,425	(28,601)
LME Primary Aluminum	2	5/17/2023	115,384[b]	118,600	(3,216)
LME Primary Aluminum	49	6/21/2023	2,810,108[b]	2,871,400	(61,292)
LME Primary Aluminum	1	7/19/2023	57,391[b]	58,869	(1,478)
LME Primary Nickel	3	6/21/2023	409,977[b]	436,122	(26,145)
LME Primary Nickel	2	9/20/2023	284,982[b]	291,768	(6,786)
LME Refined Pig Lead	4	6/21/2023	212,738[b]	214,800	(2,062)
LME Refined Pig Lead	2	5/17/2023	106,125[b]	107,750	(1,625)
LME Refined Pig Lead	1	9/20/2023	53,766[b]	53,775	(9)
LME Refined Pig Lead	1	7/19/2023	52,422[b]	53,725	(1,303)
LME Zinc	5	6/21/2023	354,466[b]	330,594	23,872
LME Zinc	1	5/17/2023	71,847[b]	66,144	5,703
Low Sulphur Gas oil	12	8/10/2023	833,525[b]	836,700	(3,175)
Natural Gas	23	8/29/2023	604,961[b]	603,980	981
NY Harbor ULSD	5	8/31/2023	498,132[b]	504,441	(6,309)
NYMEX Palladium	9	6/28/2023	1,301,799[b]	1,358,910	(57,111)
Silver	6	7/27/2023	751,405[b]	756,780	(5,375)
Standard & Poor's 500 E-mini	82	6/16/2023	16,980,276	17,172,850	(192,574)
Topix	19	6/8/2023	2,851,237[a]	2,869,977	(18,740)

10

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short(continued)
U.S. Treasury 10 Year Notes	108	6/21/2023	12,394,779	12,441,938	(47,159)
Gross Unrealized Appreciation				1,105,813
Gross Unrealized Depreciation				(1,645,568)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Bank of Montreal
United States Dollar	14,933,406	Australian Dollar	22,536,874	6/21/2023	(14,303)
United States Dollar	10,358,611	British Pound	8,730,349	6/21/2023	(625,761)
United States Dollar	7,612,423	Swedish Krona	81,028,915	6/21/2023	(311,417)
United States Dollar	15,178,271	Swiss Franc	14,131,941	6/21/2023	(731,611)
Danish Krone	3,288,000	United States Dollar	469,784	6/21/2023	18,070
Japanese Yen	1,298,429,015	United States Dollar	9,637,869	6/21/2023	(28,020)
Citigroup Global Markets Inc.
United States Dollar	240,741	Danish Krone	1,656,000	6/21/2023	(4,966)
Swedish Krona	3,277,000	United States Dollar	318,217	6/21/2023	2,242
United States Dollar	2,957,145	Swedish Krona	30,688,000	6/21/2023	(43,843)
Swiss Franc	1,168,000	United States Dollar	1,287,399	6/21/2023	27,547
United States Dollar	1,675,928	Swiss Franc	1,514,000	6/21/2023	(28,548)
Australian Dollar	809,000	United States Dollar	535,772	6/21/2023	802
United States Dollar	2,755,780	Australian Dollar	4,096,000	6/21/2023	39,085
Canadian Dollar	158,000	United States Dollar	116,957	6/21/2023	(208)
United States Dollar	2,824,180	Canadian Dollar	3,856,000	6/21/2023	(25,080)
Euro	5,089,000	United States Dollar	5,545,984	6/21/2023	79,066

11

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets Inc.(continued)
United States Dollar	8,628,676	Euro	7,973,000	6/21/2023	(184,161)
New Zealand Dollar	116,000	United States Dollar	71,954	6/21/2023	(236)
United States Dollar	2,063,054	New Zealand Dollar	3,308,000	6/21/2023	17,857
Norwegian Krone	757,000	United States Dollar	72,096	6/21/2023	(873)
United States Dollar	3,784,845	Norwegian Krone	39,809,000	6/21/2023	39,361
British Pound	5,321,000	United States Dollar	6,500,204	6/21/2023	194,585
United States Dollar	2,417,485	British Pound	1,982,000	6/21/2023	(76,233)
Japanese Yen	11,798,000	United States Dollar	89,104	6/21/2023	(1,785)
United States Dollar	7,958,482	Japanese Yen	1,049,589,000	6/21/2023	190,332
United States Dollar	205,894	Hong Kong Dollar	1,610,000	6/21/2023	325
Goldman Sachs & Co. LLC
British Pound	6,100,000	United States Dollar	7,447,801	6/21/2023	227,112
United States Dollar	12,519,030	British Pound	10,179,000	6/21/2023	(288,010)
Euro	21,414,000	United States Dollar	23,238,532	6/21/2023	431,113
United States Dollar	5,883,673	Euro	5,543,000	6/21/2023	(243,199)
Euro	18,050,635	United States Dollar	19,174,377	6/21/2023	777,623
United States Dollar	19,818,475	Euro	18,392,000	6/21/2023	(510,848)
United States Dollar	238,607	Danish Krone	1,632,000	6/21/2023	(3,539)
Norwegian Krone	19,183,000	United States Dollar	1,801,926	6/21/2023	2,933
United States Dollar	4,471,288	Norwegian Krone	46,828,000	6/21/2023	65,412
Canadian Dollar	4,242,000	United States Dollar	3,102,975	6/21/2023	31,507
United States Dollar	4,342,180	Canadian Dollar	5,937,000	6/21/2023	(44,764)
New Zealand Dollar	20,663,817	United States Dollar	12,674,638	6/21/2023	100,932
United States Dollar	4,194,893	New Zealand Dollar	6,742,000	6/21/2023	26,598

12

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC(continued)
Swiss Franc	4,397,000	United States Dollar	4,882,129	6/21/2023	68,058
United States Dollar	3,270,753	Swiss Franc	2,987,000	6/21/2023	(92,042)
Australian Dollar	4,465,000	United States Dollar	3,004,838	6/21/2023	(43,402)
United States Dollar	1,182,143	Australian Dollar	1,769,000	6/21/2023	8,844
Hong Kong Dollar	3,031,000	United States Dollar	387,497	6/21/2023	(491)
United States Dollar	181,749	Hong Kong Dollar	1,421,000	6/21/2023	312
Swedish Krona	57,604,000	United States Dollar	5,483,800	6/21/2023	149,311
United States Dollar	2,806,481	Swedish Krona	28,874,000	6/21/2023	(17,115)
Japanese Yen	1,963,843,000	United States Dollar	14,960,560	6/21/2023	(425,893)
United States Dollar	12,215,416	Japanese Yen	1,607,628,000	6/21/2023	317,144
HSBC Securities (USA) Inc.
Canadian Dollar	10,743,987	United States Dollar	7,819,559	6/21/2023	119,345
United States Dollar	1,008,026	Canadian Dollar	1,363,000	6/21/2023	883
Australian Dollar	1,191,000	United States Dollar	800,733	6/21/2023	(10,796)
Norwegian Krone	72,306,218	United States Dollar	6,816,350	6/21/2023	(13,321)
Japanese Yen	263,481,000	United States Dollar	1,976,238	6/21/2023	(26,180)
United States Dollar	1,126,911	Japanese Yen	147,778,000	6/21/2023	33,186
United States Dollar	975,877	Swiss Franc	875,000	6/21/2023	(9,207)
Euro	3,972,000	United States Dollar	4,310,962	6/21/2023	79,429
United States Dollar	319,821	Euro	289,000	6/21/2023	379
United States Dollar	3,298,107	British Pound	2,679,000	6/21/2023	(72,564)
United States Dollar	796,658	Swedish Krona	8,374,000	6/21/2023	(22,238)
Morgan Stanley & Co. LLC
Canadian Dollar	269,000	United States Dollar	199,952	6/21/2023	(1,184)

13

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC(continued)
United States Dollar	6,063,345	Canadian Dollar	8,219,000	6/21/2023	(9,805)
Euro	5,383,000	United States Dollar	5,761,925	6/21/2023	188,094
United States Dollar	3,802,833	Euro	3,474,000	6/21/2023	(37,101)
Swedish Krona	14,260,000	United States Dollar	1,385,398	6/21/2023	9,091
New Zealand Dollar	216,000	United States Dollar	136,360	6/21/2023	(2,816)
United States Dollar	1,119,347	Swedish Krona	11,588,000	6/21/2023	(13,847)
British Pound	1,392,000	United States Dollar	1,708,738	6/21/2023	42,652
United States Dollar	4,205,910	British Pound	3,424,000	6/21/2023	(102,107)
Australian Dollar	1,541,000	United States Dollar	1,038,327	6/21/2023	(16,250)
Swiss Franc	1,768,000	United States Dollar	1,975,471	6/21/2023	14,961
United States Dollar	1,065,034	Swiss Franc	978,000	6/21/2023	(36,008)
Norwegian Krone	11,077,000	United States Dollar	1,044,677	6/21/2023	(2,482)
United States Dollar	619,942	Norwegian Krone	6,500,000	6/21/2023	8,381
Japanese Yen	1,283,820,000	United States Dollar	9,825,777	6/21/2023	(324,052)
United States Dollar	2,367,586	Japanese Yen	310,399,000	6/21/2023	70,281
Standard Chartered Securities
Australian Dollar	256,000	United States Dollar	172,240	6/21/2023	(2,447)
Norwegian Krone	1,676,000	United States Dollar	161,660	6/21/2023	(3,971)
New Zealand Dollar	299,000	United States Dollar	186,594	6/21/2023	(1,735)
Swedish Krona	1,961,000	United States Dollar	189,167	6/21/2023	2,600
Euro	1,351,000	United States Dollar	1,475,581	6/21/2023	17,727
Swiss Franc	246,000	United States Dollar	271,044	6/21/2023	5,905
United States Dollar	1,514,116	Swiss Franc	1,372,000	6/21/2023	(30,495)
British Pound	162,000	United States Dollar	199,669	6/21/2023	4,157

14

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Standard Chartered Securities(continued)
Canadian Dollar	375,000	United States Dollar	275,636	6/21/2023	1,457
Japanese Yen	28,395,000	United States Dollar	218,920	6/21/2023	(8,765)
Gross Unrealized Appreciation					3,414,699
Gross Unrealized Depreciation					(4,493,719)

See notes to consolidated financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount	Unrealized (Depreciation) ($)
Bank of America Shore 2D Index - Series 0[1]	Fixed Coupon Rate of 0.00% 3 Months Payable to Merrill Lynch, Pierce Fenner & Smith, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	1/29/24	33,077,011	(4,835)
Gross Unrealized Depreciation					(4,835)

1 Underlying reference is the Index which is a basket of underlying securities listed within Custom Basket Table. Payment to or from Counterparties is based on the underlying components of the Basket.

See notes to consolidated financial statements.

Custom Basket
Underlying	Strike	Expiration Date	Shares	Value	Index (%)
Bank of America Shore 2D Index - Series 0
Cash:
USD			35,552,341	35,552,341	107.5%
Futures:
Standard & Poor's 500 E-Mini			(589)	(2,468,410)	-7.5%
Options:
S&P 500 Index Weekly Put	4,010	05/01/23	(801)	(140)	0.0%
S&P 500 Index Weekly Put	4,015	05/01/23	(801)	(140)	0.0%

15

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Custom Basket (continued)
Underlying	Strike	Expiration Date	Shares	Value	Index (%)
Options: (continued)
S&P 500 Index Weekly Put	4,020	05/01/23	(801)	(140)	0.0%
S&P 500 Index Weekly Put	4,025	05/01/23	(801)	(160)	0.0%
S&P 500 Index Weekly Put	4,030	05/01/23	(801)	(180)	0.0%
S&P 500 Index Weekly Put	4,075	05/01/23	(1,590)	(556)	0.0%
S&P 500 Index Weekly Put	4,080	05/01/23	(1,590)	(636)	0.0%
S&P 500 Index Weekly Put	4,085	05/01/23	(1,590)	(676)	0.0%
S&P 500 Index Weekly Put	4,090	05/01/23	(1,590)	(795)	0.0%
S&P 500 Index Weekly Put	4,095	05/01/23	(1,590)	(914)	0.0%
S&P 500 Index Weekly Put	4,040	05/02/23	(795)	(437)	0.0%
S&P 500 Index Weekly Put	4,045	05/02/23	(795)	(477)	0.0%
S&P 500 Index Weekly Put	4,050	05/02/23	(795)	(517)	0.0%
S&P 500 Index Weekly Put	4,055	05/02/23	(795)	(556)	0.0%
S&P 500 Index Weekly Put	4,060	05/02/23	(795)	(596)	0.0%
Total Basket Value				33,077,011

See notes to consolidated financial statements.

16

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments
Unaffiliated issuers	106,563,700	107,094,564
Affiliated issuers	15,358,115	15,358,115
Cash		1,453,101
Cash denominated in foreign currency	6,767	6,831
Cash collateral held by broker—Note 4		3,551,321
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,414,699
Receivable for investment securities sold		2,312,198
Dividends receivable		65,962
Receivable for shares of Common Stock subscribed		35,152
Prepaid expenses		61,783
		133,353,726
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		111,516
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		4,493,719
Payable for shares of Common Stock redeemed		3,340,806
Payable for futures variation margin—Note 4		344,379
Directors’ fees and expenses payable		8,479
Unrealized depreciation on over-the-counter swap agreements—Note 4		4,835
Other accrued expenses		107,416
		8,411,150
Net Assets ($)		124,942,576
Composition of Net Assets ($):
Paid-in capital		160,943,633
Total distributable earnings (loss)		(36,001,057)
Net Assets ($)		124,942,576

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	29,195,531	5,164,734	77,481,803	13,100,508
Shares Outstanding	2,079,943	406,390	5,331,181	904,059
Net Asset Value Per Share ($)	14.04	12.71	14.53	14.49

See notes to consolidated financial statements.

17

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Interest	2,205,258
Dividends:
Unaffiliated issuers	343,661
Affiliated issuers	505,447
Total Income	3,054,366
Expenses:
Management fee—Note 3(a)	818,933
Shareholder servicing costs—Note 3(c)	114,106
Professional fees	63,718
Subsidiary management fees—Note 3(a)	59,070
Registration fees	31,964
Distribution fees—Note 3(b)	24,071
Prospectus and shareholders’ reports	16,245
Directors’ fees and expenses—Note 3(d)	13,902
Chief Compliance Officer fees—Note 3(c)	7,647
Custodian fees—Note 3(c)	4,061
Loan commitment fees—Note 2	1,507
Miscellaneous	12,280
Total Expenses	1,167,504
Less—reduction in expenses due to undertaking—Note 3(a)	(239,659)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,868)
Net Expenses	925,977
Net Investment Income	2,128,389
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	32,373
Net realized gain (loss) on futures	4,782,699
Net realized gain (loss) on options transactions	145,194
Net realized gain (loss) on forward foreign currency exchange contracts	(452,048)
Net realized gain (loss) on swap agreements	64,789
Net Realized Gain (Loss)	4,573,007
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	363,799
Net change in unrealized appreciation (depreciation) on futures	2,135,538
Net change in unrealized appreciation (depreciation) on options transactions	(101,977)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,194,046)
Net change in unrealized appreciation (depreciation) on swap agreements	(4,835)
Net Change in Unrealized Appreciation (Depreciation)	1,198,479
Net Realized and Unrealized Gain (Loss) on Investments	5,771,486
Net Increase in Net Assets Resulting from Operations	7,899,875

See notes to consolidated financial statements.

18

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income (loss)	2,128,389	(1,363,953)
Net realized gain (loss) on investments	4,573,007	(24,251,983)
Net change in unrealized appreciation (depreciation) on investments	1,198,479	(1,417,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,899,875	(27,033,586)
Distributions ($):
Distributions to shareholders:
Class A	(401,621)	(6,080,213)
Class C	(29,406)	(2,393,723)
Class I	(1,376,139)	(21,247,593)
Class Y	(384,385)	(15,888,539)
Total Distributions	(2,191,551)	(45,610,068)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,846,772	8,873,859
Class C	152,971	188,357
Class I	11,942,591	31,639,933
Class Y	242,495	770,180
Distributions reinvested:
Class A	324,188	4,789,734
Class C	29,095	2,362,765
Class I	1,137,836	17,048,947
Class Y	66,616	8,564,294
Cost of shares redeemed:
Class A	(5,352,854)	(11,798,075)
Class C	(3,226,071)	(7,225,560)
Class I	(30,822,298)	(63,286,554)
Class Y	(16,436,145)	(78,878,396)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(39,094,804)	(86,950,516)
Total Increase (Decrease) in Net Assets	(33,386,480)	(159,594,170)
Net Assets ($):
Beginning of Period	158,329,056	317,923,226
End of Period	124,942,576	158,329,056

19

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	205,031	593,238
Shares issued for distributions reinvested	23,698	317,411
Shares redeemed	(383,817)	(808,361)
Net Increase (Decrease) in Shares Outstanding	(155,088)	102,288
Class C
Shares sold	12,177	14,643
Shares issued for distributions reinvested	2,343	172,717
Shares redeemed	(256,654)	(528,548)
Net Increase (Decrease) in Shares Outstanding	(242,134)	(341,188)
Class Ia
Shares sold	827,610	2,078,847
Shares issued for distributions reinvested	80,412	1,092,181
Shares redeemed	(2,133,625)	(4,241,028)
Net Increase (Decrease) in Shares Outstanding	(1,225,603)	(1,070,000)
Class Ya
Shares sold	17,031	44,781
Shares issued for distributions reinvested	4,718	550,051
Shares redeemed	(1,138,505)	(5,159,107)
Net Increase (Decrease) in Shares Outstanding	(1,116,756)	(4,564,275)

[a]

During the period ended April 30, 2023, 10,298 Class Y shares representing $147,493 were exchanged for 10,275 Class I shares. During the period ended October 31, 2022, 39,868 Class Y shares representing $617,930 were exchanged for 39,787 Class I shares and 3 Class I shares representing $45 were exchanged for 3 Class A shares.

See notes to consolidated financial statements.

20

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

	Six Months Ended
	April 30, 2023	Year Ended October 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.53	17.98	15.82	16.26	15.08	16.63
Investment Operations:
Net investment income (loss)[a]	.19	(.11)	(.19)	(.02)	.15	.08
Net realized and unrealized gain (loss) on investments	.50	(1.52)	2.35	.08	1.16	(.81)
Total from Investment Operations	.69	(1.63)	2.16	.06	1.31	(.73)
Distributions:
Dividends from net investment income	(.18)	(.08)	-	(.17)	(.13)	-
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-	(.82)
Total Distributions	(.18)	(2.82)	-	(.50)	(.13)	(.82)
Net asset value, end of period	14.04	13.53	17.98	15.82	16.26	15.08
Total Return (%)[b]	5.32[c]	(10.75)	13.79	.28	8.82	(4.63)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.75[d]	1.72	1.60	1.58	1.55	1.59
Ratio of net expenses to average net assets [e]	1.40[d]	1.40	1.42	1.44	1.44	1.44
Ratio of net investment income (loss) to average net assets	2.70[d]	(.76)	(1.12)	(.14)	.96	.48
Portfolio Turnover Rate	15.57	-	82.12	176.12	26.17	17.55
Net Assets, end of period ($ x 1,000)	29,196	30,234	38,354	35,061	38,100	47,280

a Based on average shares outstanding.

b Exclusive of sales charge

c Not annualized.

d Annualized.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

21

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2023	Year Ended October 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	12.18	16.50	14.62	15.06	13.96	15.56
Investment Operations:
Net investment income (loss)[a]	.12	(.20)	(.29)	(.13)	.03	(.04)
Net realized and unrealized gain (loss) on investments	.46	(1.38)	2.17	.06	1.09	(.74)
Total from Investment Operations	.58	(1.58)	1.88	(.07)	1.12	(.78)
Distributions:
Dividends from net investment income	(.05)	-	-	(.04)	(.02)	-
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-	(.82)
Total Distributions	(.05)	(2.74)	-	(.37)	(.02)	(.82)
Net asset value, end of period	12.71	12.18	16.50	14.62	15.06	13.96
Total Return (%)[b]	4.94[c]	(11.44)	12.93	(.50)	8.01	(5.30)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.51[d]	2.48	2.36	2.33	2.29	2.31
Ratio of net expenses to average net assets[e]	2.15[d]	2.15	2.17	2.19	2.19	2.19
Ratio of net investment income (loss) to average net assets	1.95[d]	(1.51)	(1.87)	(.87)	.22	(.27)
Portfolio Turnover Rate	15.57	-	82.12	176.12	26.17	17.55
Net Assets, end of period ($ x 1,000)	5,165	7,899	16,334	22,548	31,771	46,681

a Based on average shares outstanding.

b Exclusive of sales charge

c Not annualized.

d Annualized.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

22

	Six Months Ended
	April 30, 2023	Year Ended October 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	14.02	18.54	16.26	16.71	15.51	17.04
Investment Operations:
Net investment income (loss)[a]	.21	(.08)	(.15)	.02	.19	.12
Net realized and unrealized gain (loss) on investments	.52	(1.58)	2.43	.08	1.20	(.83)
Total from Investment Operations	.73	(1.66)	2.28	.10	1.39	(.71)
Distributions:
Dividends from net investment income	(.22)	(.12)	-	(.22)	(.19)	-
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-	(.82)
Total Distributions	(.22)	(2.86)	-	(.55)	(.19)	(.82)
Net asset value, end of period	14.53	14.02	18.54	16.26	16.71	15.51
Total Return (%)	5.41[b]	(10.53)	14.02	.53	9.04	(4.33)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.49[c]	1.46	1.34	1.31	1.29	1.31
Ratio of net expenses to average net assets[d]	1.15[c]	1.15	1.17	1.19	1.19	1.19
Ratio of net investment income (loss) to average net assets	2.95[c]	(.51)	(.88)	.13	1.20	.73
Portfolio Turnover Rate	15.57	-	82.12	176.12	26.17	17.55
Net Assets, end of period ($ x 1,000)	77,482	91,928	141,384	169,485	324,848	472,940

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

23

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2023	Year Ended October 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	13.99	18.50	16.23	16.69	15.53	17.04
Investment Operations:
Net investment income (loss)[a]	.22	(.08)	(.15)	.03	.20	.13
Net realized and unrealized gain (loss) on investments	.50	(1.57)	2.42	.07	1.19	(.82)
Total from Investment Operations	.72	(1.65)	2.27	.10	1.39	(.69)
Distributions:
Dividends from net investment income	(.22)	(.12)	-	(.23)	(.23)	-
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-	(.82)
Total Distributions	(.22)	(2.86)	-	(.56)	(.23)	(.82)
Net asset value, end of period	14.49	13.99	18.50	16.23	16.69	15.53
Total Return (%)	5.42[b]	(10.54)	14.05	.54	9.13	(4.27)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39[c]	1.35	1.26	1.22	1.22	1.21
Ratio of net expenses to average net assets[d]	1.15[c]	1.15	1.17	1.17	1.15	1.14
Ratio of net investment income (loss) to average net assets	2.95[c]	(.51)	(.86)	.18	1.25	.78
Portfolio Turnover Rate	15.57	-	82.12	176.12	26.17	17.55
Net Assets, end of period ($ x 1,000)	13,101	28,268	121,851	239,102	564,884	733,373

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

24

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of March 31, 2023, had approximately $48.7 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon.

The fund may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the

25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2023:

Subsidiary Activity
Consolidated fund Net Assets ($)	124,942,576
Subsidiary Percentage of fund Net Assets	12.93%
Subsidiary Financial Statement Information ($)
Total Assets	16,288,759
Total Liabilities	133,525
Net Assets	16,155,234
Total Income	167,509
Total Expenses	65,915
Net Investment Income	101,594
Net Realized Gain (Loss)	(708,287)
Net Change in Unrealized Appreciation (Depreciation)	219,840
Net (Decrease) in Net Assets Resulting from Operations	(386,853)

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

26

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but

28

before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Exchange-Traded Funds	12,284,687	-	-	12,284,687
Investment Companies	15,358,115	-	-	15,358,115
U.S. Treasury Securities	-	93,558,365	-	93,558,365

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	3,414,699	-	3,414,699
Futures††	1,105,813	-	-	1,105,813
Options Purchased	1,251,512	-	-	1,251,512
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(4,493,719)	-	(4,493,719)
Futures††	(1,645,568)	-	-	(1,645,568)
Swap Agreements††	-	(4,835)	-	(4,835)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

30

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Subsidiary Risk: To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund’s investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund’s investment in the subsidiary.

Commodity Risk: The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $31,661,157 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2022. The fund has

32

$18,411,364 of short-term capital losses and $13,249,793 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $20,372,070 and long-term capital gains $25,237,998. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the London Interbank Offered Rate (“LIBOR”) would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of April 30, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2023, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. The Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $59,070 during the period ended April 30, 2023.

In addition, the Adviser has contractually agreed, from November 1, 2022 through March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets. On or after March 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $180,589 during the period ended April 30, 2023.

34

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pay the Sub-Adviser an annual fee of .65% of the value of the fund’s average daily net assets of each fund and the Subsidiary which is payable monthly.

During the period ended April 30, 2023, the Distributor retained $582 from commissions earned on sales of the fund’s Class A shares $191 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2023, Class C shares were charged $24,071 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2023, Class A and Class C shares were charged $37,797 and $8,024, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2023, the fund was charged $4,693 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations. These fees were partially offset by earnings credits of $1,868.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2023, the fund was charged $4,061 pursuant to the custody agreement.

During the period ended April 30, 2023, the fund was charged $7,647 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fee of $128,806, Subsidiary management fee of $12,088, Distribution Plan fees of $3,227, Shareholder Services Plan fees of $7,151, Custodian fees of $4,974, Chief Compliance Officer fees of $5,149 and Transfer Agent fees of $992, which are offset against an expense reimbursement currently in effect in the amount of $50,871.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended April 30, 2023, amounted to $15,554,523 and $3,505,859, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for

36

general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2023 are set forth in the Consolidated Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. As of April 30, 2023, there was no options written and options purchased outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of

38

forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2023 are set forth in the Consolidated Statement of Investments.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at April 30, 2023 are set forth in the Consolidated Statement of Swap Investments Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2023 is shown below:

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	127,083	[1]	Interest rate risk	(369,927)	[1]
Equity risk	1,354,463	[1,2]	Equity risk	(378,060)	[1,3]
Foreign exchange risk	3,414,699	[4]	Foreign exchange risk	(4,493,719)	[4]
Commodity risk	875,779	[1]	Commodity risk	(902,416)	[1]
Gross fair value of derivative contracts	5,772,024			(6,144,122)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Investments, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Unrealized appreciation (depreciation) on swap agreements.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended April 30, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	2,369,330		-		-		-		2,369,330
Equity	3,120,463		145,194		-		64,789		3,330,446
Foreign exchange	-		-		(452,048)		-		(452,048)
Commodity	(707,094)		-		-		-		(707,094)
Total	4,782,699		145,194		(452,048)		64,789		4,540,634

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(196,360)		-		-		-		(196,360)
Equity	2,133,964		(101,977)		-		(4,835)		2,027,152
Foreign exchange	-		-		(1,194,046)		-		(1,194,046)
Commodity	197,934		-		-		-		197,934
Total	2,135,538		(101,977)		(1,194,046)		(4,835)		834,680

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

40

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At April 30, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,105,813	(1,645,568)
Options	1,251,512	-
Forward contracts	3,414,699	(4,493,719)
Swaps	-	(4,835)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	5,772,024	(6,144,122)
Derivatives not subject to
Master Agreements	(2,357,325)	1,645,568
Total gross amount of assets
and liabilities subject to
Master Agreements	3,414,699	(4,498,554)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2023:

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of Montreal	18,070		(18,070)	-		-
Citigroup Global Markets Inc.	591,202		(365,933)	-		225,269
Goldman Sachs & Co. LLC	2,206,899		(1,669,303)	(537,596)		-
HSBC Securities (USA) Inc.	233,222		(154,306)	(78,916)		-
Morgan Stanley & Co. LLC	333,460		(333,460)	-		-
Standard Chartered Securities	31,846		(31,846)	-		-
Total	3,414,699		(2,572,918)	(616,512)		225,269

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of Montreal	(1,711,112)		18,070	1,410,000		(283,042)
Citigroup Global Markets Inc.	(365,933)		365,933	-		-
Goldman Sachs & Co. LLC	(1,669,303)		1,669,303	-		-
HSBC Securities (USA) Inc.	(154,306)		154,306	-		-
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(4,835)		-	-		(4,835)
Morgan Stanley & Co. LLC	(545,652)		333,460	-		(212,192)
Standard Chartered Securities	(47,413)		31,846	-		(15,567)
Total	(4,498,554)		2,572,918	1,410,000		(515,636)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2023:

42

Average Market Value ($)
Equity futures	70,777,058
Equity options contracts	1,355,654
Interest rate futures	110,102,240
Forward contracts	225,432,238
Commodity futures	23,332,399

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2023:

Average Notional Value ($)
Equity total return swap agreements	34,534

At April 30, 2023, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $1,092,746, consisting of $5,180,868 gross unrealized appreciation and $6,273,614 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 14-15, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments. The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund (the “Subsidiary”) that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities. The Subsidiary has the same investment objective, investment adviser and sub-adviser as the fund, although the Subsidiary’s agreements with the Adviser and the Sub-Adviser are not subject to approval by the Board. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices

44

(including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional alternative global macro funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional alternative global macro funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional alternative global macro funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the 10-year period when total return performance was equal to the Performance Group median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a five star rating for the ten-year period and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the fund’s average daily net assets. Additionally, the Adviser has contractually agreed, for so long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to the Adviser by the Subsidiary.

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays

46

the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee

47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 14-15, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information

48

regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

50

This page intentionally left blank.

51

This page intentionally left blank.

52

This page intentionally left blank.

53

For More Information

BNY Mellon Dynamic Total Return Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

201 Washington Street

Boston, MA 02108

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6140SA0423

BNY Mellon Global Dynamic Bond Income Fund

SEMI-ANNUAL REPORT April 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	20
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	28
Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	45

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided by Paul Brain, Parmeshwar Chadha and Howard Cunningham, Portfolio Managers employed by the fund’s sub-adviser, Newton Investment Management Limited.

Market and Fund Performance Overview

For the six-month period ended April 30, 2023, the BNY Mellon Global Dynamic Bond Income Fund (the “fund”) produced a total return of 6.00% for Class A shares, 5.61% for Class C shares, 6.17% for Class I shares and 6.22% for Class Y shares.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 2.15% and USD 30-day Compounded SOFR Index produced a total return of 2.06% for the same period.2,3

Global bond prices rose during the reporting period as inflation eased, the U.S. Federal Reserve (the “Fed”) appeared to near the end of its interest-rate hiking cycle, and global economic growth remained broadly positive. The fund outperformed the Index, due largely to positions in Asian high yield bonds and emerging-markets sovereign bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce positive returns across economic cycles. The fund’s investments will be focused globally among the developed- and emerging-capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. The fund seeks to provide a minimum average annual total return of USD 30-day Compounded SOFR plus 3.00%, before fees and expenses, over a five-year period. There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund.

The fund’s sub-adviser, Newton Investment Management Limited, employs a dynamic approach in allocating the fund’s assets globally, principally among government bonds, foreign country sovereign debt, debt obligations of supranational entities, emerging-market sovereign debt, investment-grade and high yield (“junk”) corporate instruments, and currencies. Under normal market conditions, the fund invests significantly (at least 40.00% of its net assets) in issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, and whose largest amount of revenues is derived from countries outside the United States or whose reporting currencies are other than U.S. dollars.

The fund’s sub-adviser has considerable latitude in allocating the fund’s investments and in selecting securities and derivative instruments to implement the fund’s investment approach. The fund, however, normally invests at least 10.00% of its net assets in each of government bonds, emerging-markets sovereign debt, and investment-grade and high yield corporate instruments.

2

Inflation Eases as Rates Increase

Interest-rate hikes implemented by central banks began to gain traction during the reporting period in the fight against rampant inflation. In October 2022, just prior to the start of the period, inflation in the 20-member eurozone averaged 10.60%, its highest level since the eurozone group was established in 1999. The European Central Bank raised its fixed benchmark rate from .75% to 1.50% on November 2, 2022, followed by three additional increases to 3.00% as of March 22, 2023. Inflation appeared to respond, declining to 7.00% as of April 2023. While economic growth rates declined as well, they remained positive. Similar trends in the United States and elsewhere encouraged hopes that inflation might be tamed without prompting a major global recession.

Although central banks remained hawkish in the fight against inflation, and official interest rates were raised on numerous occasions across major economies, these conditions were largely priced into the global bond market at the start of the period, which almost coincided with the peak in U.S. ten-year Treasury yields. As a result, bonds generally produced good returns. On the political front, concerns regarding the U.S. debt ceiling rose as the early summer 2023 deadline neared. In another troubling development, the cumulative effect of interest-rate increases led to the collapse of a few, large regional U.S. banks, and Credit Suisse was subject to a government-orchestrated takeover. Financial conditions tightened materially in terms of lending standards, but all-in borrowing costs for companies were contained by the drop in intermediate government bond yields.

Higher-Risk Market Segments Drive Fund Performance

Exposure to riskier segments of the bond markets significantly bolstered the fund’s performance, especially early in the reporting period. High yield corporate bond holdings made the largest contribution thanks to good performance from Asian high yield, including an exchange-traded fund (“ETF”) and a direct holding in Wynn Macau, closely followed by emerging-markets sovereign bonds, notably Colombia and Mexico and a diversified local currency ETF. Government bond holdings also delivered good returns, with a bias toward U.S. and Australian government bonds being rewarded. Investment-grade holdings contributed positively, but more modestly.

On the negative side, within the fund’s credit holdings, additional tier 1 bank bonds lagged. Mark-to-market losses were minimal over the period as a whole, but after a strong start, they gave back gains in response to the Credit Suisse debacle, which saw its additional tier 1 bonds wiped out. While the fund held some exposure to Credit Suisse bonds early in the period, we took profits well before the storm hit. The fund also suffered a default on a holding in Diamond Sports Group LLC/Diamond Sports Finance Co., which filed for Chapter 11, but the position’s small size limited the impact. In emerging markets, Bolivian bonds detracted.

Adjusting Positions as Peak Rates Approach

As of April 30, 2023, with the interest-rate cycle likely nearing a peak and given the cumulative effect of rate hikes and tightening financial conditions, we favor developed- and emerging-markets government debt over credit. Within credit, we prefer investment grade over high yield. Among currencies, we expect recent U.S. dollar weakness to continue.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

As rates have risen, we have slowly increased the fund’s duration, partly by reducing short positions in bond futures, but also by adding to holdings in government and investment-grade bonds. That said, we have plenty of scope to further raise the fund’s duration once we are persuaded that the peak in rates is at hand. Similarly, while we have nudged up exposure to commodity-rich, emerging-markets sovereign bonds, the fund retains some firepower to invest in new issues. We have reduced fund exposure to the more economically sensitive, high yield corporate bond market, including Asian and real estate holdings.

May 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last, one-month, Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

3 Source: FactSet ----The Secured Overnight Financing Rate (SOFR) Index measures the cumulative impact of compounding the SOFR on a unit of investment over time, with the initial value set to 1.00000000 on April 2, 2018, the first value date of the SOFR. The SOFR Index value reflects the effect of compounding the SOFR each business day and allows the calculation of compounded SOFR averages over custom time periods. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may at times invest a substantial portion of its assets in a single country.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.36	$9.18	$3.83	$3.48
Ending value (after expenses)	$1,060.00	$1,056.10	$1,061.70	$1,062.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.26	$9.00	$3.76	$3.41
Ending value (after expenses)	$1,019.59	$1,015.87	$1,021.08	$1,021.42
†

Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class C, .75% for Class I and .68% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

April 30, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.5%
Australia - 5.7%
Australia, Bonds, Ser. 166	AUD	3.00	11/21/2033	3,855,000		2,469,738
Australia, Sr. Unscd. Bonds, Ser. 156	AUD	2.75	5/21/2041	4,660,000		2,669,193
Commonwealth Bank of Australia, Covered Bonds		3.21	5/27/2025	720,000	[b,c]	700,052
National Australia Bank Ltd., Sr. Unscd. Notes		3.50	6/9/2025	450,000		438,660
					6,277,643
Austria - .3%
Benteler International AG, Sr. Scd. Bonds	EUR	9.38	5/15/2028	110,000		121,209
CA Immobilien Anlagen AG, Sr. Unscd. Notes	EUR	0.88	2/5/2027	200,000		173,267
					294,476
Azerbaijan - .7%
Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	843,000		814,778
Bahamas - .3%
Bahamas, Sr. Unscd. Notes		8.95	10/15/2032	390,000		317,847
Bermuda - .3%
Hiscox Ltd., Sr. Unscd. Notes	GBP	6.00	9/22/2027	265,000		338,069
Bolivia - .5%
Bolivia, Sr. Unscd. Notes		4.50	3/20/2028	900,000	[c]	516,359
Brazil - 2.3%
Brazil, Sr. Unscd. Bonds		5.00	1/27/2045	1,480,000		1,167,920
Brazil Letras do Tesouro Nacional, Treasury Bills, Ser. LTN	BRL	10.02	1/1/2026	9,000,000	[d]	1,336,605
					2,504,525
British Virgin - .1%
Greenland Global Investment Ltd., Gtd. Notes		6.13	4/22/2025	361,000		104,871
Canada - 3.3%
Canada, Bonds	CAD	4.00	12/1/2031	2,756,455	[e]	2,528,916
Canada Housing Trust No. 1, Govt. Gtd. Bonds	CAD	2.35	9/15/2023	1,490,000	[b]	1,090,812
					3,619,728
Cayman Islands - .1%
KWG Group Holdings Ltd., Sr. Scd. Bonds		7.88	8/30/2024	260,000		72,059
Shimao Group Holdings Ltd., Sr. Scd. Bonds		4.75	8/3/2023	465,000	[f]	61,613
					133,672

6

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.5% (continued)
Chile - .2%
VTR Comunicaciones SPA, Sr. Scd. Notes		4.38	4/15/2029	473,000	[b]	244,414
Colombia - 1.6%
Colombia, Bonds	COP	6.00	4/28/2028	3,556,400,000		607,074
Colombia, Bonds	COP	7.00	6/30/2032	7,071,600,000		1,105,899
					1,712,973
Denmark - .4%
Orsted AS, Gtd. Notes	EUR	3.25	9/13/2031	319,000		341,262
Orsted AS, Jr. Sub. Notes	GBP	2.50	2/18/2033	132,000		115,386
					456,648
Dominican Republic - ..7%
Dominican Republic, Sr. Unscd. Bonds		7.45	4/30/2044	750,000		728,912
Ecuador - .3%
Ecuador, Sr. Unscd. Notes		0.00	7/31/2030	64,221	[b,g]	19,915
Ecuador, Sr. Unscd. Notes		1.50	7/31/2040	224,730	[b]	74,161
Ecuador, Sr. Unscd. Notes		2.50	7/31/2035	490,347	[b]	181,762
Ecuador, Sr. Unscd. Notes		5.50	7/31/2030	187,110	[b]	99,647
					375,485
France - 2.2%
Altice France SA, Sr. Scd. Notes	EUR	3.38	1/15/2028	273,000		230,982
Banijay Entertainment SASU, Sr. Scd. Notes		5.38	3/1/2025	230,000	[b]	224,535
BNP Paribas SA, Jr. Sub. Notes		7.38	8/19/2025	720,000	[h]	693,988
Chrome Bidco SASU, Sr. Scd. Bonds	EUR	3.50	5/31/2028	186,000		166,306
Cie de Saint-Gobain, Sr. Unscd. Notes	EUR	1.63	8/10/2025	600,000		635,449
Electricite de France SA, Jr. Sub. Notes	GBP	6.00	1/29/2026	200,000	[h]	224,667
Iliad Holding SASU, Sr. Scd. Notes	EUR	5.63	10/15/2028	213,000	[c]	214,988
					2,390,915
Germany - 2.3%
Deutsche Bundesrepublik, Bonds	EUR	0.10	4/15/2026	1,628,743	[e]	1,793,039
Infineon Technologies AG, Jr. Sub. Bonds	EUR	3.63	4/1/2028	200,000	[h]	201,485
Peach Property Finance GmbH, Sr. Unscd. Notes	EUR	4.38	11/15/2025	396,000		344,882
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	233,000		229,973
					2,569,379
Hungary - .2%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	290,000		281,300
Indonesia - 2.3%
Indonesia, Bonds, Ser. FR81	IDR	6.50	6/15/2025	28,180,000,000		1,933,490

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.5% (continued)
Indonesia - 2.3% (continued)
Indonesia, Bonds, Ser. FR91	IDR	6.38	4/15/2032	9,521,000,000		642,307
					2,575,797
Ireland - 1.2%
AIB Group PLC, Sr. Unscd. Notes	EUR	4.63	7/23/2029	428,000		467,069
Bank of Ireland Group PLC, Jr. Sub. Notes	EUR	7.50	11/19/2025	280,000	[h]	302,474
LCPR Senior Secured Financing DAC, Sr. Scd. Notes		5.13	7/15/2029	230,000	[b]	197,255
Virgin Media Vendor Financing Notes III DAC, Sr. Scd. Bonds	GBP	4.88	7/15/2028	300,000		310,939
					1,277,737
Italy - 1.4%
Cedacri Mergeco SPA, Sr. Scd. Notes, 3 Month EURIBOR +4.63%	EUR	7.28	5/15/2028	204,000	[i]	220,404
Conceria Pasubio SPA, Sr. Scd. Bonds, 3 Month EURIBOR +4.50%	EUR	7.49	9/30/2028	240,000	[i]	235,167
FIS Fabbrica Italiana Sintetici SPA, Sr. Scd. Bonds	EUR	5.63	8/1/2027	310,000		309,525
UniCredit SPA, Jr. Sub. Bonds		8.00	6/3/2024	280,000	[h]	271,861
UniCredit SPA, Jr. Sub. Notes	EUR	3.88	6/3/2027	600,000	[h]	476,699
					1,513,656
Luxembourg - 2.6%
4finance SA, Gtd. Bonds	EUR	10.75	10/26/2026	400,000		398,394
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes	EUR	5.25	10/15/2026	209,000		213,207
Altice Financing SA, Sr. Scd. Bonds	EUR	3.00	1/15/2028	240,000		205,615
Altice France Holding SA, Sr. Scd. Notes	EUR	8.00	5/15/2027	140,000		110,892
AnaCap Financial Europe SA, Sr. Scd. Notes, 3 Month EURIBOR +5.00%	EUR	8.25	8/1/2024	400,000	[i]	321,407
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund, Sr. Unscd. Notes	EUR	0.50	1/27/2028	464,000		390,757
Kleopatra Finco Sarl, Sr. Scd. Bonds	EUR	4.25	3/1/2026	310,000		278,566
Matterhorn Telecom SA, Sr. Scd. Notes	EUR	3.13	9/15/2026	229,000		232,843
Millicom International Cellular SA, Sr. Unscd. Notes		4.50	4/27/2031	201,000	[b]	155,746
Millicom International Cellular SA, Sr. Unscd. Notes		4.50	4/27/2031	250,000		193,637
Sani/Ikos Financial Holdings 1 Sarl, Sr. Scd. Bonds	EUR	5.63	12/15/2026	325,000		332,765
					2,833,829

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.5% (continued)
Malaysia - .6%
Malaysia, Bonds, Ser. 419	MYR	3.83	7/5/2034	2,780,000		618,183
Mexico - 3.1%
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	11,000,000		574,576
Mexico, Bonds, Ser. M	MXN	8.00	11/7/2047	35,000,000	[c]	1,732,081
Mexico, Sr. Unscd. Notes		6.34	5/4/2053	468,000		483,353
Sigma Alimentos SA de CV, Gtd. Bonds	EUR	2.63	2/7/2024	536,000		582,481
					3,372,491
Mongolia - .3%
Mongolia, Sr. Unscd. Bonds		5.13	4/7/2026	320,000		295,482
Mozambique - .3%
Mozambique, Unscd. Notes		5.00	9/15/2031	414,000		291,208
Netherlands - 2.7%
IHS Netherlands Holdco BV, Gtd. Notes		8.00	9/18/2027	410,000		361,558
ING Groep NV, Jr. Sub. Bonds		6.75	4/16/2024	1,050,000	[h]	989,530
Nobel Bidco BV, Sr. Scd. Bonds	EUR	3.13	6/15/2028	295,000	[c]	242,966
Nobian Finance BV, Sr. Scd. Bonds	EUR	3.63	7/15/2026	317,000		302,157
Universal Music Group NV, Sr. Unscd. Notes	EUR	3.00	6/30/2027	510,000		546,969
Volkswagen International Finance NV, Gtd. Notes	EUR	3.88	6/17/2029	600,000	[h]	553,736
					2,996,916
New Zealand - 6.5%
New Zealand, Bonds, Ser. 0940	NZD	2.54	9/20/2040	760,000		590,377
New Zealand, Bonds, Ser. 437	NZD	2.75	4/15/2037	2,900,000		1,511,736
New Zealand, Bonds, Ser. 551	NZD	2.75	5/15/2051	3,670,000		1,723,501
New Zealand, Bonds, Ser. 930	NZD	3.00	9/20/2030	870,000	[e]	731,500
New Zealand, Govt. Gtd. Bonds	NZD	3.50	4/14/2033	1,120,000		618,172
New Zealand , Bonds, Ser. 528	NZD	0.25	5/15/2028	2,310,000		1,184,139
New Zealand , Govt. Gtd. Bonds	NZD	2.25	4/15/2024	1,350,000		809,286
					7,168,711
Norway - 1.9%
Kommunalbanken AS, Sr. Unscd. Bonds, 3 Month SOFR Index +1.00%		5.80	6/17/2026	898,000	[i]	914,622
Norway, Sr. Unscd. Bonds, Ser. 477	NOK	1.75	3/13/2025	12,850,000	[b]	1,170,609
					2,085,231
Oman - .4%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	444,000		440,547
Peru - 1.6%
Peru, Sr. Unscd. Bonds		2.78	1/23/2031	680,000		590,633
Peru, Sr. Unscd. Bonds	PEN	6.15	8/12/2032	4,870,000		1,203,321
					1,793,954

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.5% (continued)
Saudi Arabia - .6%
Saudi, Sr. Unscd. Notes		5.50	10/25/2032	614,000		665,298
Singapore - .3%
Singapore Airlines Ltd., Sr. Unscd. Notes		3.00	7/20/2026	328,000		314,201
South Africa - 1.9%
South Africa, Sr. Unscd. Bonds, Ser. 2030	ZAR	8.00	1/31/2030	43,850,000		2,148,093
Spain - .7%
Spain, Sr. Unscd. Bonds	EUR	1.90	10/31/2052	1,060,000	[b]	761,977
Supranational - 4.0%
Asian Development Bank, Sr. Unscd. Notes	CNH	2.90	3/5/2024	5,500,000		797,658
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Bonds	EUR	4.38	5/15/2026	225,000		237,818
European Union, Sr. Unscd. Notes, Ser. NGEU	EUR	0.45	7/4/2041	1,590,000		1,069,134
International Bank for Reconstruction & Development, Sr. Unscd. Notes, 3 Month SOFR Index +0.29%		5.02	11/22/2028	1,090,000	[i]	1,082,187
International Finance Corp., Sr. Unscd. Notes	INR	6.30	11/25/2024	98,010,000		1,185,114
					4,371,911
Sweden - .7%
Heimstaden Bostad AB, Jr. Sub. Bonds	EUR	2.63	5/1/2027	450,000	[h]	264,563
Samhallsbyggnadsbolaget i Norden AB, Jr. Sub. Notes	EUR	2.63	3/14/2026	455,000	[h]	191,170
Verisure Holding AB, Sr. Scd. Bonds	EUR	3.25	2/15/2027	324,000		314,361
					770,094
Tajikistan - .3%
Tajikistan, Sr. Unscd. Notes		7.13	9/14/2027	375,000		293,512
United Arab Emirates - .5%
MDGH GMTN RSC Ltd., Gtd. Notes		5.50	4/28/2033	468,000		506,542
United Kingdom - 11.3%
AGPS Bondco PLC, Gtd. Notes	EUR	5.00	4/27/2027	300,000		124,592
Barclays PLC, Jr. Sub. Notes	GBP	9.25	3/15/2029	470,000	[h]	534,238
BCP V Modular Services Finance II PLC, Sr. Scd. Bonds	EUR	4.75	11/30/2028	296,000		273,773
Close Brothers Finance PLC, Gtd. Notes	GBP	2.75	10/19/2026	510,000		578,851
Coventry Building Society, Jr. Sub. Bonds	GBP	6.88	9/18/2024	650,000	[h]	724,475
Coventry Building Society, Sr. Unscd. Notes	GBP	1.00	9/21/2025	468,000		531,427

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.5% (continued)
United Kingdom - 11.3% (continued)
Deuce Finco PLC, Sr. Scd. Bonds	GBP	5.50	6/15/2027	306,000		327,815
Direct Line Insurance Group PLC, Jr. Sub. Bonds	GBP	4.75	12/7/2027	260,000	[h]	235,476
Drax Finco PLC, Sr. Scd. Notes		6.63	11/1/2025	363,000		354,453
Heathrow Finance PLC, Sr. Scd. Notes	GBP	5.75	3/3/2025	136,000		168,218
International Finance Facility for Immunisation Co., Sr. Unscd. Notes		1.00	4/21/2026	989,000		904,956
Investec PLC, Jr. Sub. Notes	GBP	6.75	12/5/2024	400,000	[h]	425,669
Iron Mountain UK PLC, Gtd. Notes	GBP	3.88	11/15/2025	189,000		226,777
Jerrold Finco PLC, Sr. Scd. Bonds	GBP	4.88	1/15/2026	165,000		183,049
Jerrold Finco PLC, Sr. Scd. Bonds	GBP	5.25	1/15/2027	275,000		296,741
Lloyds Banking Group PLC, Jr. Sub. Bonds	EUR	4.95	6/27/2025	350,000	[h]	349,418
Lloyds Banking Group PLC, Jr. Sub. Notes	GBP	5.13	12/27/2024	560,000	[h]	637,244
National Express Group PLC, Gtd. Notes	GBP	2.38	11/20/2028	644,000		688,592
National Express Group PLC, Gtd. Notes	GBP	2.50	11/11/2023	620,000		767,104
National Express Group PLC, Sub. Notes	GBP	4.25	11/26/2025	160,000	[h]	177,688
Nationwide Building Society, Jr. Sub. Bonds	GBP	5.88	6/20/2025	416,000	[h]	486,943
Ocado Group PLC, Gtd. Notes	GBP	3.88	10/8/2026	294,000		274,666
Stonegate Pub Co. Financing PLC, Sr. Scd. Bonds	GBP	8.25	7/31/2025	303,000		350,829
TESCO PLC, Sr. Unscd. Notes	GBP	3.32	11/5/2025	160,000	[e]	417,392
Tesco Property Finance 3 PLC, Sr. Scd. Bonds	GBP	5.74	4/13/2040	346,093		424,849
Tritax Big Box REIT PLC, Sr. Unscd. Notes	GBP	1.50	11/27/2033	409,000		344,088
Tritax EuroBox PLC, Gtd. Notes	EUR	0.95	6/2/2026	626,000		583,582
Virgin Money UK PLC, Sr. Unscd. Notes	GBP	3.13	6/22/2025	680,000		816,526
Vodafone Group PLC, Jr. Sub. Notes		3.25	6/4/2081	260,000		227,811
					12,437,242
United States - 24.1%
American Express Co., Sr. Unscd. Notes		3.38	5/3/2024	690,000		677,354
Apple, Inc., Sr. Unscd. Notes		1.13	5/11/2025	804,000		756,265
Ashtead Capital, Inc., Gtd. Notes		5.55	5/30/2033	600,000	[b]	597,183
AT&T, Inc., Sr. Unscd. Notes	GBP	2.90	12/4/2026	470,000		547,993
Ball Corp., Gtd. Notes		2.88	8/15/2030	280,000		234,830

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.5% (continued)
United States - 24.1% (continued)
Best Buy Co., Inc., Sr. Unscd. Notes		4.45	10/1/2028	398,000		396,173
Callon Petroleum Co., Gtd. Notes		8.00	8/1/2028	400,000	[b,c]	395,107
Citigroup, Inc., Sub. Notes		5.50	9/13/2025	820,000		823,111
Diamond Sports Group LLC/Diamond Sports Finance Co., Scd. Notes		5.38	8/15/2026	620,000	[b,f]	42,238
Ford Motor Credit Co., LLC, Sr. Unscd. Notes	GBP	2.75	6/14/2024	232,000		278,001
JPMorgan Chase & Co., Sr. Unscd. Notes		2.08	4/22/2026	960,000		904,970
Lowe's Cos., Inc., Sr. Unscd. Notes		3.00	10/15/2050	548,000		366,985
Medline Borrower LP, Sr. Scd. Notes		3.88	4/1/2029	281,000	[b]	246,115
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	122,000	[b]	105,646
Metropolitan Life Global Funding I, Sr. Scd. Notes, 3 Month SOFR Index +0.91%		5.73	3/21/2025	373,000	[b,i]	372,971
Netflix, Inc., Sr. Unscd. Notes	EUR	3.63	6/15/2030	562,000		596,480
NVIDIA Corp., Sr. Unscd. Notes		3.50	4/1/2050	570,000		466,047
Olympus Water US Holding Corp., Sr. Unscd. Notes	EUR	5.38	10/1/2029	335,000		272,215
Trimble, Inc., Sr. Unscd. Notes		6.10	3/15/2033	750,000		768,777
U.S. Treasury Bonds		2.00	2/15/2050	4,650,000		3,301,863
U.S. Treasury Bonds		3.00	11/15/2045	4,510,000		3,942,022
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +0.04%		5.17	7/31/2024	890,000	[i]	890,135
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +0.20%		5.33	1/31/2025	1,740,000	[i]	1,743,531
U.S. Treasury Inflation Indexed Bonds		2.13	2/15/2041	2,671,933	[e]	2,937,414
U.S. Treasury Inflation Indexed Notes		0.13	4/15/2027	3,514,863	[e]	3,341,906
Verizon Communications, Inc., Sr. Unscd. Notes, 3 Month SOFR Index +0.79%		5.61	3/20/2026	491,000	[i]	487,848
Warnermedia Holdings, Inc., Gtd. Notes		3.79	3/15/2025	820,000	[b]	794,839
Windstream Escrow LLC/Windstream Escrow Finance Corp., Sr. Scd. Notes		7.75	8/15/2028	272,000	[b]	224,285
					26,512,304
Uruguay - .5%
Uruguay, Sr. Unscd. Notes	UYU	8.25	5/21/2031	26,270,000		611,512
Uzbekistan - 1.0%
Uzbekistan, Sr. Unscd. Notes		4.75	2/20/2024	1,080,000		1,066,725

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 92.5% (continued)
Vietnam - .2%
Vietnam, Sr. Unscd. Bonds		4.80	11/19/2024	213,000		208,816
Total Bonds and Notes (cost $112,187,670)				101,613,963
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)
Options Purchased - .0%
Put Options - .0%
U.S Treasury 5 Year June Future, Contracts 153 (cost $58,207)		108.00	5/26/2023	16,524,000		21,516
Description
Exchange-Traded Funds - 3.2%
Singapore - 1.0%
iShares USD Asia High Yield Bond Index ETF				170,655		1,105,790
United States - 2.2%
SPDR Bloomberg Emerging Markets Local Bond ETF				111,232		2,350,332
Total Exchange-Traded Funds (cost $3,779,002)				3,456,122
	Annualized Yield (%)		Maturity Date	Principal Amount ($)	[a]
Short-Term Investments - 1.1%
Mexico - 1.1%
Mexico Cetes, Treasury Bills, Ser. BI (cost $1,203,733)	MXN	11.45	10/3/2024	2,530,000	[d]	1,204,067
	1-Day Yield (%)			Shares
Investment Companies - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $46,548)		4.96		46,548	[j]	46,548

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 3.2%
Registered Investment Companies - 3.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,502,618)	4.96	3,502,618	[j] 3,502,618
Total Investments (cost $120,777,778)		100.0%	109,844,834
Liabilities, Less Cash and Receivables		0.0%	(20,377)
Net Assets		100.0%	109,824,457

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor's Depository Receipt

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CNH—Chinese Yuan Renminbi Offshore

COP—Colombian Peso

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

UYU—Uruguayan Peso

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2023, these securities were valued at $7,699,269 or 7.01% of net assets.

c Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $3,329,662 and the value of the collateral was $3,502,618. In addition, the value of collateral may include pending sales that are also on loan.

d Security is a discount security. Income is recognized through the accretion of discount.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Non-income producing—security in default.

g Security issued with a zero coupon. Income is recognized through the accretion of discount.

h Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

i Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

14

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	39.7
U.S. Treasury Securities	14.7
Banks	10.4
Investment Companies	6.4
Supranational Bank	3.6
Real Estate	2.6
Consumer Discretionary	2.5
Telecommunication Services	2.4
Diversified Financials	2.2
Transportation	1.5
Commercial & Professional Services	1.3
Food Products	1.2
Retailing	1.0
Automobiles & Components	1.0
Utilities	.9
Media	.9
Insurance	.9
Chemicals	.8
Industrial	.8
Electronic Components	.7
Technology Hardware & Equipment	.7
Semiconductors & Semiconductor Equipment	.6
Building Materials	.6
Internet Software & Services	.5
Health Care	.5
Materials	.5
Energy	.3
Financials	.3
Airlines	.3
Information Technology	.2
Options Purchased	.0
100.0

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	956,603	50,067,456	(50,977,511)	46,548	85,548
Investment of Cash Collateral for Securities Loaned - 3.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 3.2%	4,553,899	21,012,783	(22,064,064)	3,502,618	17,325	††
Total - 3.2%	5,510,502	71,080,239	(73,041,575)	3,549,166	102,873

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized (Depreciation) ($)
Futures Short
Australian 3 Year Bond	89	6/15/2023	6,368,815[a]	6,395,930	(27,115)
Euro BTP Italian Government Bond	9	6/8/2023	1,108,221[a]	1,138,979	(30,758)
Euro-Schatz	44	6/8/2023	5,102,223[a]	5,123,504	(21,281)
Gross Unrealized Depreciation				(79,154)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

16

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp.
South African Rand	1,680,400	United States Dollar	92,738	5/15/2023	(1,028)
Canadian Dollar	561,228	United States Dollar	413,625	5/15/2023	747
United States Dollar	3,973,941	Canadian Dollar	5,334,521	5/15/2023	35,301
United States Dollar	569,003	British Pound	471,428	5/15/2023	(23,708)
New Zealand Dollar	1,152,409	United States Dollar	714,017	5/15/2023	(1,403)
United States Dollar	7,213,200	New Zealand Dollar	11,448,292	5/15/2023	133,928
Euro	2,440,875	United States Dollar	2,584,047	5/15/2023	108,439
Australian Dollar	2,029,933	United States Dollar	1,369,890	5/15/2023	(25,698)
United States Dollar	378,500	Australian Dollar	561,155	5/15/2023	6,911
United States Dollar	1,179,737	Norwegian Krone	12,498,808	5/15/2023	5,847
HSBC Securities (USA) Inc.
New Zealand Dollar	303,025	United States Dollar	187,828	5/15/2023	(447)
United States Dollar	1,768,316	Polish Zloty	7,915,778	5/15/2023	(131,604)
Swedish Krona	18,230,012	United States Dollar	1,722,479	5/15/2023	56,839
J.P. Morgan Securities LLC
British Pound	308,553	United States Dollar	386,099	5/15/2023	1,835
United States Dollar	15,115,627	British Pound	12,589,304	5/15/2023	(712,509)
Polish Zloty	1,004,100	United States Dollar	241,346	5/15/2023	(345)
South African Rand	2,156,804	United States Dollar	117,023	5/15/2023	688
Euro	134,090	United States Dollar	142,766	5/15/2023	5,146
United States Dollar	1,806,060	Euro	1,636,616	5/15/2023	738
United States Dollar	4,287,976	Australian Dollar	6,172,866	5/15/2023	200,396
RBS Securities, Inc.
British Pound	347,375	United States Dollar	427,703	5/15/2023	9,041

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
RBS Securities, Inc.(continued)
Euro	277,008	United States Dollar	304,335	5/15/2023	1,228
United States Dollar	516,323	New Zealand Dollar	824,527	5/15/2023	6,461
United States Dollar	209,804	South African Rand	3,857,976	5/15/2023	(751)
State Street Bank and Trust Company
United States Dollar	1,740,410	South Korean Won	2,183,343,941	5/15/2023	107,438
Mexican Peso	76,200,485	United States Dollar	4,108,223	5/15/2023	113,705
United States Dollar	5,226,901	Mexican Peso	99,115,017	5/15/2023	(264,619)
United States Dollar	41,260	Chinese Yuan Renminbi	278,484	5/15/2023	1,002
United States Dollar	1,861,379	Colombian Peso	9,036,313,410	5/15/2023	(53,629)
United States Dollar	1,167,929	Indian Rupee	97,248,817	5/15/2023	(19,375)
United States Dollar	120,277	Canadian Dollar	163,710	5/15/2023	(595)
Singapore Dollar	1,013,830	United States Dollar	754,022	5/15/2023	6,223
United States Dollar	766,124	Singapore Dollar	1,013,878	5/15/2023	5,843
United States Dollar	2,660,229	Indonesian Rupiah	40,406,469,355	5/15/2023	(92,797)
Japanese Yen	231,892,484	United States Dollar	1,783,621	5/15/2023	(77,133)
Czech Koruna	38,253,233	United States Dollar	1,757,731	5/15/2023	32,114
United States Dollar	912,994	Chilean Peso	739,142,377	5/15/2023	(329)
United States Dollar	2,354,114	South African Rand	41,824,323	5/15/2023	71,489
United States Dollar	2,530,441	Philippine Peso	139,786,969	5/15/2023	7,779
United States Dollar	621,708	Malaysian Ringgit	2,663,894	5/15/2023	23,739
Euro	1,575,699	United States Dollar	1,708,167	5/15/2023	29,958
United States Dollar	19,495,445	Euro	18,053,319	5/15/2023	(418,851)
Brazilian Real	13,098,160	United States Dollar	2,536,274	5/15/2023	79,976
United States Dollar	2,578,928	Brazilian Real	13,144,586	5/15/2023	(46,595)

18

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company(continued)
British Pound	1,669,463	United States Dollar	2,039,566	5/15/2023	59,398
United States Dollar	1,731,199	British Pound	1,414,477	5/15/2023	(47,178)
Swedish Krona	9,253,070	United States Dollar	894,963	5/15/2023	8,172
United States Dollar	847,355	Swedish Krona	8,959,505	5/15/2023	(27,127)
Swiss Franc	804,008	United States Dollar	873,843	5/15/2023	27,522
United States Dollar	877,473	Swiss Franc	804,379	5/15/2023	(24,309)
United States Dollar	233,830	Australian Dollar	350,599	5/15/2023	1,668
South Korean Won	2,187,985,491	United States Dollar	1,746,031	5/15/2023	(109,587)
UBS Securities LLC
United States Dollar	459,177	New Zealand Dollar	734,981	5/15/2023	4,687
Australian Dollar	218,788	United States Dollar	144,090	5/15/2023	788
United States Dollar	782,167	Australian Dollar	1,162,000	5/15/2023	12,708
Euro	368,499	United States Dollar	396,971	5/15/2023	9,514
United States Dollar	60,065	Euro	55,900	5/15/2023	(1,597)
United States Dollar	1,716,309	Czech Koruna	38,412,813	5/15/2023	(81,003)
United States Dollar	97,975	Mexican Peso	1,816,953	5/15/2023	(2,694)
Gross Unrealized Appreciation					1,177,268
Gross Unrealized Depreciation					(2,164,911)

See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,329,662)—Note 1(c):
Unaffiliated issuers	117,228,612	106,295,668
Affiliated issuers	3,549,166	3,549,166
Cash denominated in foreign currency	198,521	199,505
Receivable for investment securities sold		4,219,606
Dividends, interest and securities lending income receivable		1,310,640
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,177,268
Cash collateral held by broker—Note 4		1,053,662
Tax reclaim receivable—Note 1(b)		38,191
Receivable for shares of Common Stock subscribed		7,582
Prepaid expenses		47,911
		117,899,199
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		67,272
Liability for securities on loan—Note 1(c)		3,502,618
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		2,164,911
Note payable—Note 2		2,100,000
Payable for investment securities purchased		121,115
Payable for futures variation margin—Note 4		26,655
Payable for shares of Common Stock redeemed		9,814
Directors’ fees and expenses payable		3,717
Interest payable—Note 2		1,402
Other accrued expenses		77,238
		8,074,742
Net Assets ($)		109,824,457
Composition of Net Assets ($):
Paid-in capital		132,076,081
Total distributable earnings (loss)		(22,251,624)
Net Assets ($)		109,824,457

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	6,280,385	96,110	17,574,487	85,873,475
Shares Outstanding	611,072	9,532	1,698,688	8,281,292
Net Asset Value Per Share ($)	10.28	10.08	10.35	10.37

See notes to financial statements.

20

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Interest (net of $14,478 foreign taxes withheld at source)	2,646,480
Dividends:
Unaffiliated issuers	135,222
Affiliated issuers	85,548
Income from securities lending—Note 1(c)	17,325
Total Income	2,884,575
Expenses:
Management fee—Note 3(a)	229,293
Professional fees	65,471
Registration fees	27,665
Shareholder servicing costs—Note 3(c)	20,285
Custodian fees—Note 3(c)	13,308
Prospectus and shareholders’ reports	11,894
Chief Compliance Officer fees—Note 3(c)	7,649
Directors’ fees and expenses—Note 3(d)	4,334
Interest expense—Note 2	1,875
Loan commitment fees—Note 2	1,377
Distribution fees—Note 3(b)	480
Miscellaneous	23,908
Total Expenses	407,539
Less—reduction in expenses due to undertaking—Note 3(a)	(1,606)
Less—reduction in fees due to earnings credits—Note 3(c)	(669)
Net Expenses	405,264
Net Investment Income	2,479,311
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(6,462,627)
Net realized gain (loss) on futures	203,618
Net realized gain (loss) on options transactions	87,171
Net realized gain (loss) on forward foreign currency exchange contracts	387,994
Net Realized Gain (Loss)	(5,783,844)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	15,390,504
Net change in unrealized appreciation (depreciation) on futures	(32,780)
Net change in unrealized appreciation (depreciation) on options transactions	(13,225)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(5,322,725)
Net Change in Unrealized Appreciation (Depreciation)	10,021,774
Net Realized and Unrealized Gain (Loss) on Investments	4,237,930
Net Increase in Net Assets Resulting from Operations	6,717,241

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income	2,479,311	4,377,443
Net realized gain (loss) on investments	(5,783,844)	2,837,010
Net change in unrealized appreciation (depreciation) on investments	10,021,774	(23,451,447)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,717,241	(16,236,994)
Distributions ($):
Distributions to shareholders:
Class A	(298,433)	(137,015)
Class C	(8,583)	(4,618)
Class I	(1,947,385)	(1,501,812)
Class Y	(6,898,263)	(3,328,068)
Total Distributions	(9,152,664)	(4,971,513)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,604,763	778,160
Class C	34,597	174
Class I	4,165,662	10,332,975
Class Y	14,977,552	30,604,627
Distributions reinvested:
Class A	298,433	137,015
Class C	2,857	2,454
Class I	1,800,145	1,359,080
Class Y	3,955,080	1,809,391
Cost of shares redeemed:
Class A	(435,251)	(798,108)
Class C	(63,528)	(47,640)
Class I	(12,570,684)	(26,224,184)
Class Y	(16,436,926)	(28,218,407)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(1,667,300)	(10,264,463)
Total Increase (Decrease) in Net Assets	(4,102,723)	(31,472,970)
Net Assets ($):
Beginning of Period	113,927,180	145,400,150
End of Period	109,824,457	113,927,180

22

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	254,983	69,716
Shares issued for distributions reinvested	29,628	11,593
Shares redeemed	(41,833)	(70,390)
Net Increase (Decrease) in Shares Outstanding	242,778	10,919
Class C
Shares sold	3,523	15
Shares issued for distributions reinvested	288	209
Shares redeemed	(6,279)	(4,253)
Net Increase (Decrease) in Shares Outstanding	(2,468)	(4,029)
Class Ia
Shares sold	403,604	883,293
Shares issued for distributions reinvested	177,671	114,285
Shares redeemed	(1,217,433)	(2,373,856)
Net Increase (Decrease) in Shares Outstanding	(636,158)	(1,376,278)
Class Ya
Shares sold	1,428,489	2,736,406
Shares issued for distributions reinvested	389,546	152,489
Shares redeemed	(1,585,922)	(2,506,922)
Net Increase (Decrease) in Shares Outstanding	232,113	381,973

[a]

During the period ended April 30, 2023, 1,438 Class I shares representing $14,654 were exchanged for 1,445 Class A shares and 7,325 Class Y shares representing $77,556 were exchanged for 7,345 Class I shares. During the period ended October 31, 2022, 28,979 Class Y shares representing $330,424 were exchanged for 29,037 Class I shares.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
	April 30, 2023	Year Ended October 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.51	12.29	12.35	12.48	12.04	12.23
Investment Operations:
Net investment income[a]	.22	.33	.26	.25	.29	.32
Net realized and unrealized gain (loss) on investments	.39	(1.72)	(.05)	.09	.70	(.31)
Total from Investment Operations	.61	(1.39)	.21	.34	.99	.01
Distributions:
Dividends from net investment income	(.84)	(.23)	(.27)	(.47)	(.55)	(.20)
Dividends from net realized gain on investments	-	(.16)	-	-	-	-
Total Distributions	(.84)	(.39)	(.27)	(.47)	(.55)	(.20)
Net asset value, end of period	10.28	10.51	12.29	12.35	12.48	12.04
Total Return (%)[b]	6.00[c]	(11.66)	1.71	2.77	8.54	.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.13[d,e]	7.95[e]	6.80[e]	4.86	1.07	1.39
Ratio of net expenses to average net assets	1.05[d,e]	1.05[e]	1.05[e]	1.00	.75	.75
Ratio of net investment income to average net assets	3.98[d,e]	2.92[e]	2.11[e]	2.03	2.42	2.60
Portfolio Turnover Rate	55.85[c]	91.91	80.39	94.27	83.73	114.73
Net Assets, end of period ($ x 1,000)	6,280	3,871	4,393	5,703	1,900	858

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

24

Six Months Ended
	April 30, 2023	Year Ended October 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.32	12.07	12.18	12.30	11.86	12.06
Investment Operations:
Net investment income[a]	.16	.24	.17	.19	.25	.24
Net realized and unrealized gain (loss) on investments	.39	(1.69)	(.06)	.06	.64	(.33)
Total from Investment Operations	.55	(1.45)	.11	.25	.89	(.09)
Distributions:
Dividends from net investment income	(.79)	(.14)	(.22)	(.37)	(.45)	(.11)
Dividends from net realized gain on investments	-	(.16)	-	-	-	-
Total Distributions	(.79)	(.30)	(.22)	(.37)	(.45)	(.11)
Net asset value, end of period	10.08	10.32	12.07	12.18	12.30	11.86
Total Return (%)[b]	5.61[c]	(12.39)	.91	2.06	7.70	(.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.01[d,e]	1.92[e]	1.84[e]	1.81	1.85	2.07
Ratio of net expenses to average net assets	1.80[d,e]	1.80[e]	1.80[e]	1.70	1.50	1.50
Ratio of net investment income to average net assets	3.23[d,e]	2.18[e]	1.36[e]	1.59	2.11	2.00
Portfolio Turnover Rate	55.85[c]	91.91	80.39	94.27	83.73	114.73
Net Assets, end of period ($ x 1,000)	96	124	193	273	313	428

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2023	Year Ended October 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.57	12.36	12.41	12.53	12.09	12.27
Investment Operations:
Net investment income[a]	.27	.37	.29	.24	.32	.37
Net realized and unrealized gain (loss) on investments	.36	(1.74)	(.05)	.13	.71	(.33)
Total from Investment Operations	.63	(1.37)	.24	.37	1.03	.04
Distributions:
Dividends from net investment income	(.85)	(.26)	(.29)	(.49)	(.59)	(.22)
Dividends from net realized gain on investments	-	(.16)	-	-	-	-
Total Distributions	(.85)	(.42)	(.29)	(.49)	(.59)	(.22)
Net asset value, end of period	10.35	10.57	12.36	12.41	12.53	12.09
Total Return (%)	6.17[b]	(11.45)	1.96	3.06	8.79	.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[c,d]	.85[d]	.81[d]	.70	.78	1.10
Ratio of net expenses to average net assets	.75[c,d]	.80[d]	.80[d]	.64	.50	.50
Ratio of net investment income to average net assets	4.28[c,d]	3.17[d]	2.35[d]	2.01	2.63	3.03
Portfolio Turnover Rate	55.85[b]	91.91	80.39	94.27	83.73	114.73
Net Assets, end of period ($ x 1,000)	17,574	24,673	45,868	27,500	9,827	2,555

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

26

Six Months Ended
April 30, 2023		Year Ended October 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	10.59	12.38	12.42	12.53	12.09	12.27
Investment Operations:
Net investment income[a]	.26	.38	.32	.33	.37	.33
Net realized and unrealized gain (loss) on investments	.37	(1.73)	(.06)	.05	.66	(.29)
Total from Investment Operations	.63	(1.35)	.26	.38	1.03	.04
Distributions:
Dividends from net investment income	(.85)	(.28)	(.30)	(.49)	(.59)	(.22)
Dividends from net realized gain on investments	-	(.16)	-	-	-	-
Total Distributions	(.85)	(.44)	(.30)	(.49)	(.59)	(.22)
Net asset value, end of period	10.37	10.59	12.38	12.42	12.53	12.09
Total Return (%)	6.22[b]	(11.30)	2.18	3.07	8.81	.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[c,d]	.62[d]	.62[d]	.62	.68	.96
Ratio of net expenses to average net assets	.68[c,d]	.62[d]	.62[d]	.58	.50	.50
Ratio of net investment income to average net assets	4.36[c,d]	3.36[d]	2.55[d]	2.65	3.00	2.70
Portfolio Turnover Rate	55.85[b]	91.91	80.39	94.27	83.73	114.73
Net Assets, end of period ($ x 1,000)	85,873	85,259	94,946	104,358	106,649	64,151

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. As of March 31, 2023, NIMNA had approximately $53 billion in assets under management. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of

28

purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated

30

by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	43,050,325		-	43,050,325
Exchange-Traded Funds	2,350,332	1,105,790	††	-	3,456,122
Foreign Governmental	-	43,610,834		-	43,610,834
Investment Companies	3,549,166	-		-	3,549,166
U.S. Treasury Securities	-	16,156,871		-	16,156,871
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	1,177,268		-	1,177,268
Options Purchased	21,516	-		-	21,516
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(2,164,911)		-	(2,164,911)
Futures†††	(79,154)	-		-	(79,154)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise

32

from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2023, BNY Mellon earned $2,362 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Certain affiliated investment companies may also invest in the fund. At April 30, 2023, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 3,809,824 Class Y shares representing approximately 35.97% of the fund’s net assets.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Debt Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse

34

investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $859,223 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2022. The fund has $791,553 of short-term capital losses and $67,670 of long-term capital losses which can be carried forward for an unlimited period

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $3,139,736 and long-term capital gains $1,831,777. The tax character of current year distributions will be determined at the end of the current fiscal year.

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the London Interbank Offered Rate (“LIBOR”) would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of April 30, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility

36

is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2023 was approximately $66,851 with a related weighted average annualized interest rate of 5.66%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2022 through March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after March 1, 2024, the Adviser may terminate this expense limitation agreement at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, as a result of its investments in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $1,606 during the period ended April 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2023, Class C shares were charged $480 pursuant to the Distribution Plan.

37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2023, Class A and Class C shares were charged $5,360 and $160, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2023, the fund was charged $2,036 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $669.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2023, the fund was charged $13,308 pursuant to the custody agreement.

During the period ended April 30, 2023, the fund was charged $7,649 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

38

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $38,853, Distribution Plan fees of $66, Shareholder Services Plan fees of $1,278, Custodian fees of $21,473, Chief Compliance Officer fees of $5,150 and Transfer Agent fees of $452.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended April 30, 2023, amounted to $60,365,379 and $70,452,764, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which

39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2023 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss

40

from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased open at April 30, 2023 are set forth in the Statement of Investments. As of April 30, 2023, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2023 are set forth in the Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2023 is shown below:

41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	21,516	[1]	Interest rate risk	(79,154)	[2]
Foreign exchange risk	1,177,268	[3]	Foreign exchange risk	(2,164,911)	[3]
Gross fair value of derivative contracts	1,198,784			(2,244,065)

Statement of Assets and Liabilities location:
[1]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[2]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[3]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	203,618		87,171		-		290,789
Foreign exchange	-		-		387,994		387,994
Total	203,618		87,171		387,994		678,783

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(32,780)		(13,225)		-		(46,005)
Foreign exchange	-		-		(5,322,725)		(5,322,725)
Total	(32,780)		(13,225)		(5,322,725)		(5,368,730)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset

42

derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(79,154)
Options	21,516	-
Forward contracts	1,177,268	(2,164,911)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,198,784	(2,244,065)
Derivatives not subject to
Master Agreements	(21,516)	79,154
Total gross amount of assets
and liabilities subject to
Master Agreements	1,177,268	(2,164,911)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2023:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets Corp.	291,173		(51,837)	(239,336)		-
HSBC Securities (USA) Inc.	56,839		(56,839)	-		-
J.P. Morgan Securities LLC	208,803		(208,803)	-		-
RBS Securities, Inc.	16,730		(751)	-		15,979
State Street Bank and Trust Company	576,026		(576,026)	-		-
UBS Securities LLC	27,697		(27,697)	-		-
Total	1,177,268		(921,953)	(239,336)		15,979

43

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
CIBC World Markets Corp.	(51,837)		51,837	-		-
HSBC Securities (USA) Inc.	(132,051)		56,839	-		(75,212)
J.P. Morgan Securities LLC	(712,854)		208,803	280,000		(224,051)
RBS Securities, Inc.	(751)		751	-		-
State Street Bank and Trust Company	(1,182,124)		576,026	606,098		-
UBS Securities LLC	(85,294)		27,697	-		(57,597)
Total	(2,164,911)		921,953	886,098		(356,860)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2023:

Average Market Value ($)
Interest rate futures	19,222,859
Interest rate options contracts	51,570
Forward contracts	100,242,323

At April 30, 2023, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $11,999,741, consisting of $3,073,218 gross unrealized appreciation and $15,072,959 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

44

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 14-15, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional alternative credit focus funds selected by Broadridge as

45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional alternative credit focus funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional alternative credit focus funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, and was at or below the fund’s Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was above or at the Performance Group median for five of the nine one-year periods ended December 31st and in the first quartile for 2022 and above the Performance Universe median for six of the nine one-year periods ended December 31st and in the first quartile for 2022. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe

46

median actual management fee and the fund’s total expenses were lower than the Expense Group median and equal to the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays

47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was generally satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee

48

arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 14-15, 2023, the Board also considered the approval of a delegation arrangement between NIM and its affiliate, Newton Investment Management North America, LLC (“NIMNA”), which permits NIM, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIMNA, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIM and NIMNA, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIMNA to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIMNA as primary portfolio managers of the fund and to use the investment research services of NIMNA in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIMNA.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information

49

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB- SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

regarding NIMNA; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIMNA under the SSIA Agreement, the Board considered: (i) NIMNA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIMNA’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIMNA, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIM, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive

50

in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

51

This page intentionally left blank.

52

This page intentionally left blank.

53

For More Information

BNY Mellon Global Dynamic Bond Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Newton Investment Management

North America, LLC

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6298SA0423

BNY Mellon Global Real Return Fund

SEMI-ANNUAL REPORT April 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Consolidated Statement of Investments	6
Consolidated Statement of Assets and Liabilities	19
Consolidated Statement of Operations	20
Consolidated Statement of Changes in Net Assets	21
Consolidated Financial Highlights	23
Notes to Consolidated Financial Statements	27
Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	48

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through April 30, 2023, as provided by portfolio managers Aron Pataki and Andrew Warwick of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended April 30, 2023, the BNY Mellon Global Real Return Fund (the “fund”) produced a total return of 2.29% for Class A shares, 1.89% for Class C shares, 2.43% for Class I shares and 2.47% for Class Y shares.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD 30-day Compounded SOFR, produced total returns of 2.15% and 2.06%, respectively, for the same period.2,3

Global equity and fixed-income markets gained ground during the reporting period as global economic growth continued in the face of high inflation and rising interest rates, the U.S. Federal Reserve (the “Fed”) appeared to near an inflection point in its rate cycle, and the Chinese economy reopened after the government rescinded its “zero-COVID-19” policy. The fund produced mixed performance relative to the Index, with outperformance from the return-seeking core balanced by underperformance from the stabilizing layer.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies, and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s sub-adviser, Newton Investment Management Limited combines a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the sub-adviser considers key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Interest-Rate Hikes Undermine Global Markets

After rebounding at the beginning of the reporting period in the hope of more accommodative monetary policy and the halo effect of China’s reopening, markets had a more volatile close to 2022 due to stronger-than-expected U.S. employment data, which led to a ratcheting up of U.S. interest-rate expectations. 2023 started on a positive note, with investor confidence buoyed by encouraging news stories. However, this optimism was quickly supplanted by worries regarding the trajectory of interest rates as central banks made it clear that they were prepared to continue hiking. Another major challenge arose in early March, as signs of stress emerged within the U.S. banking sector, soon followed by the enforced takeover of Credit Suisse by UBS under the auspices of the Swiss authorities. The market recovered its poise in April as liquidity injections by the authorities lent support to the banking industry, and as the quarterly earnings season proved more benign than many had feared. Generally, risk assets moved higher during the first four months of 2023.

Fund Strategies Produce Mixed Performance

In response to the evolving economic climate, we increased allocations to the fund’s return-seeking core, primarily through the tactical addition of synthetic exposure to equity indices, including the Hang Seng Index and MSCI Emerging Markets Index, where we saw significant upside potential. While this change involved only a marginal increase in the fund’s equity allocation, we adjusted the equity mix to moderate cyclicality. We significantly boosted the fund’s emerging-markets debt exposure, a move that benefited from attractive yields and U.S. dollar weakness. Within the fund’s stabilizing layer, we increased the level of derivative protection. We also raised government bond duration as it appeared the interest-rate cycle was close to peaking, and an economic slowdown was more likely.

The strongest contributors to the fund’s relative performance came from the return-seeking core, powered by global equities. Among top contributors, U.S.-based online reservation company Booking Holdings Inc. benefited from improved confidence among European consumers as recession fears abated; UK-based aerospace and defense contractor BAE Systems PLC gained as governments prioritized defense in the face of an unstable geopolitical environment; and shares in U.S.-based software company Microsoft Corp. rose as technology stocks returned to favor, and as investors sought exposure to developments in artificial intelligence. Elsewhere in the core, alternatives provided additional uncorrelated returns, notably through alternative risk premia and renewable energy exposure, while emerging-markets debt, where we had been increasing the fund’s weighting, benefited from a fall in bond yields globally and a less aggressive inflation outlook. Conversely, several equity positions detracted from relative returns. U.S.-based oil and gas company Conoco Phillips was undermined by declining oil prices. U.S.-based utility Dominion Energy, Inc. faced regulatory concerns. Europe-based banks, ING Group and BNP Paribas exhibited weakness due to turbulence in the banking sector. In other core areas, corporate bonds detracted due to exposure to contingent convertible securities, which were negatively affected by the Swiss regulator’s unprecedented decision to subordinate bond holders to equity investors, a move that took the market by surprise and undermined confidence in the asset class more broadly. Returns also suffered due to holdings in European and UK AT1 bonds, including a small position in Credit Suisse—exposures we reduced, given the group’s less promising prospects.

In the fund’s stabilizing layer, government bonds and gold enhanced returns, the former helped by the decline in inflation and the prospect of easier monetary policy, while the latter was underpinned by an increase in central bank demand, a less aggressive interest-rate path than earlier anticipated and a softer U.S. dollar. On balance, however, the fund’s stabilizing layer detracted from returns. While long equity positions generated positive returns, the decision to implement direct protection, primarily in the form of short equity index futures, detracted, particularly given the strength of growth-oriented indices, such as the Nasdaq, against which a portion of the hedging was held. However, the protection did pay off in February 2023, as markets worried that interest rates would remain higher for longer. Derivatives have long been part of the fund’s toolkit, primarily used for risk-management purposes. We also use them selectively to gain upside exposure when we consider it efficient to do so, although the bulk of the fund’s exposure is expressed through physical positions. During the reporting period, derivative protection detracted from fund performance due to market strength, although we consider them an important tool in an environment in which risks abound.

Maintaining a Cautious Stance

Markets have proven surprisingly resilient of late, and the cracks that appeared in the banking industry in the first quarter of 2023 were patched with added central bank liquidity. However, we believe these measure have merely prolonged the prevailing mood of complacency and, when the situation deteriorates, the consequences are likely to be even more severe. In the meantime, markets have seen a significant rotation back to the former risk-on, growth-favored environment and a return to the misguided (in our view) expectation of a resumption of the low-interest-rate, low-volatility environment of the previous decade.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

As of April 30, 2023, the fund’s composition continues to reflect our relatively cautious view, although we do not preclude the addition of some tactical upside exposure to hedge against the risk of short-term rallies within a structural bear market. We continue to harness different sources of return within the return-seeking core, the most recent addition being exposure to emerging-markets debt, which offers an elevated yield, a steep yield curve and lower default risk than in the past. Within the stabilizing layer, the fund maintains derivative protection in the form of short futures on equity market indices, which should cushion the fund in the event of market volatility. We continue to use both physical government bonds and long bond futures on U.S. Treasury securities, noting value at both ends of the U.S. yield curve. We have been adding to the fund’s duration, given signs the interest-rate cycle is close to peaking and an economic slowdown may be likely. The fund also holds significant exposure to gold, an asset that has been underpinned by central bank demand, demand we believe is likely to increase as emerging-markets banks, such as the Central Bank of China, endeavor to diversify their reserves and guarantee their financial independence in light of Western confiscation of Russia’s currency reserves. More generally, we are confident that the fund is well-positioned to navigate a volatile backdrop. However, we remain prepared to take advantage of the next stage of the cycle when conditions warrant.

May 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet —The Secured Overnight Financing Rate (SOFR) Index measures the cumulative impact of compounding the SOFR on a unit of investment over time, with the initial value set to 1.00000000 on April 2, 2018, the first value date of the SOFR. The SOFR Index value reflects the effect of compounding the SOFR each business day and allows the calculation of compounded SOFR averages over custom time periods. Investors cannot invest directly in any index.

Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from November 1, 2022 to April 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.57	$9.46	$4.52	$3.97
Ending value (after expenses)	$1,022.90	$1,018.90	$1,024.30	$1,024.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.56	$9.44	$4.51	$3.96
Ending value (after expenses)	$1,019.29	$1,015.42	$1,020.33	$1,020.88
†

Expenses are equal to the fund’s annualized expense ratio of 1.11% for Class A, 1.89% for Class C, .90% for Class I and .79% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CONSOLIDATED STATEMENT OF INVESTMENTS

April 30, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 20.6%
Australia - 2.1%
Australia, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	43,655,000		29,440,673
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	48,602,000		27,956,609
					57,397,282
Brazil - 2.4%
Brazil Letras do Tesouro Nacional, Treasury Bills, Ser. LTN	BRL	12.50	1/1/2026	425,694,000	[b]	63,220,507
Curacao - 2.2%
Merrill Lynch International & Co. CV, Structured Notes, Ser. 3		-0.17	1/24/2025	58,934,900		58,133,385
France - .9%
Altice France SA, Sr. Scd. Bonds	EUR	4.13	1/15/2029	4,944,000		4,089,653
Banijay Entertainment SASU, Sr. Scd. Notes		5.38	3/1/2025	500,000	[c]	488,120
BNP Paribas SA, Jr. Sub. Notes		6.63	3/25/2024	3,702,000	[d]	3,541,518
Credit Agricole SA, Jr. Sub. Notes		7.88	1/23/2024	3,411,000	[c,d]	3,361,967
Iliad Holding SASU, Sr. Scd. Notes	EUR	5.63	10/15/2028	5,576,000	[e]	5,628,051
Societe Generale SA, Jr. Sub. Bonds		7.88	12/18/2023	6,190,000	[d]	5,929,401
					23,038,710
Germany - .1%
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	2,718,000		2,682,694
Hungary - .4%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	11,829,000		11,474,130
Indonesia - .6%
Indonesia, Bonds	IDR	7.00	2/15/2033	66,910,000,000		4,717,064
Indonesia, Bonds, Ser. FR91	IDR	6.38	4/15/2032	164,550,000,000		11,100,900
					15,817,964
Italy - .2%
UniCredit SPA, Jr. Sub. Notes	EUR	7.50	6/3/2026	4,422,000	[d]	4,687,643
Luxembourg - .2%
Summer BC Holdco B Sarl, Sr. Scd. Bonds	EUR	5.75	10/31/2026	6,583,000		6,333,684
Mexico - 3.1%
Mexico, Bonds, Ser. M	MXN	8.00	11/7/2047	1,388,210,000	[e]	68,699,775
Sigma Alimentos SA de CV, Gtd. Notes		4.13	5/2/2026	13,823,000		13,315,968
					82,015,743
Netherlands - .4%
ING Groep NV, Jr. Sub. Bonds		6.75	4/16/2024	9,608,000	[d]	9,054,675
Ziggo BV, Sr. Scd. Bonds	EUR	2.88	1/15/2030	3,571,000		3,171,053
					12,225,728

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 20.6% (continued)
South Africa - 1.0%
South Africa, Sr. Unscd. Bonds, Ser. 2035	ZAR	8.88	2/28/2035	574,190,000		26,359,221
Sweden - .3%
Svenska Handelsbanken AB, Jr. Sub. Notes		6.25	3/1/2024	1,800,000	[d,e]	1,753,875
Swedbank AB, Jr. Sub. Notes		5.63	9/17/2024	6,800,000	[d,e]	6,435,520
					8,189,395
Switzerland - .0%
Credit Suisse Group AG, Jr. Sub. Notes		5.25	2/11/2027	9,685,000	[d]	0
Credit Suisse Group AG, Jr. Sub. Notes		7.25	9/12/2025	2,650,000	[d]	0
United Kingdom - 2.0%
HSBC Holdings PLC, Jr. Sub. Notes	EUR	4.75	7/4/2029	9,461,000	[d]	8,585,728
HSBC Holdings PLC, Sub. Notes	EUR	6.36	11/16/2032	7,066,000		7,997,813
HSBC Holdings PLC, Sub. Notes	GBP	8.20	11/16/2034	6,164,000		8,244,412
Lloyds Banking Group PLC, Jr. Sub. Bonds	EUR	4.95	6/27/2025	4,259,000	[d,e]	4,251,921
Lloyds Banking Group PLC, Jr. Sub. Bonds		7.50	6/27/2024	6,068,000	[d]	5,844,030
Lloyds Banking Group PLC, Sr. Unscd. Notes	GBP	2.25	10/16/2024	8,469,000		10,176,266
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	7,588,000		7,765,677
					52,865,847
United States - 4.7%
Ball Corp., Gtd. Notes		2.88	8/15/2030	6,402,000		5,369,220
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		5.50	5/1/2026	3,125,000	[c]	3,072,066
Sprint Capital Corp., Gtd. Notes		8.75	3/15/2032	4,597,000		5,623,123
Sprint LLC, Gtd. Notes		7.13	6/15/2024	3,786,000		3,851,387
U.S. Treasury Bonds		3.25	5/15/2042	73,160,100		67,767,400
U.S. Treasury Notes		2.50	4/30/2024	40,586,100		39,665,319
United Airlines, Inc., Sr. Scd. Notes		4.38	4/15/2026	1,224,000	[c]	1,170,418
					126,518,933
Total Bonds and Notes (cost $578,026,129)				550,960,866
Description				Shares		Value ($)
Common Stocks - 41.8%
Australia - .4%
OZ Minerals Ltd.				582,125		10,207,591
Brazil - .5%
B3 SA - Brasil Bolsa Balcao				5,234,954		12,227,277

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 41.8% (continued)
Canada - 1.1%
Barrick Gold Corp.	1,575,373	[e]	29,995,102
Finland - .5%
Neste OYJ	264,927		12,803,036
France - 2.1%
BNP Paribas SA	155,140		10,044,093
LVMH SE	23,636		22,712,646
Sanofi	202,043		22,269,196
		55,025,935
Germany - 1.4%
Bayer AG	369,015		24,302,799
Muenchener Rueckversicherungs-Gesellschaft AG	36,679		13,772,501
		38,075,300
Guernsey - .0%
Amedeo Air Four Plus Ltd.	1,869,830		998,266
Hong Kong - 1.3%
AIA Group Ltd.	1,935,400		21,117,504
Link REIT	2,172,920		14,235,783
		35,353,287
India - .6%
Housing Development Finance Corp. Ltd.	493,449	[f]	16,788,318
Indonesia - .6%
Bank Mandiri Persero TBK Pt	46,014,300		16,257,977
Ireland - 2.2%
ICON PLC	67,639	[f]	13,033,359
Medtronic PLC	145,238		13,209,396
Ryanair Holdings PLC, ADR	173,378	[e,f]	16,573,203
Trane Technologies PLC	82,419		15,314,274
		58,130,232
Israel - .5%
SolarEdge Technologies, Inc.	49,831	[f]	14,233,229
Japan - .4%
Sony Group Corp.	114,200		10,849,065
Netherlands - 1.4%
ASML Holding NV	21,920		13,956,811
ING Groep NV	756,241		9,391,005
Universal Music Group NV	640,828		14,017,639
		37,365,455
South Korea - .7%
Samsung SDI Co. Ltd.	34,856		18,128,925
Spain - .2%
Amadeus IT Group SA	94,785	[f]	6,668,565

Description	Shares		Value ($)
Common Stocks - 41.8% (continued)
Switzerland - 3.4%
Lonza Group AG	29,840		18,571,963
Nestle SA	282,745		36,250,990
Roche Holding AG	116,093		36,387,934
		91,210,887
United Kingdom - 12.0%
3i Group PLC	410,673		9,146,990
Anglo American PLC	434,310		13,338,244
AstraZeneca PLC	169,955		25,008,511
BAE Systems PLC	2,591,707		33,043,261
Burberry Group PLC	348,086		11,351,673
Diageo PLC	523,294		23,905,325
Informa PLC	2,069,468		18,803,614
Prudential PLC	1,331,210		20,394,037
RELX PLC	918,760		30,552,518
SDCL Energy Efficiency Income Trust PLC	17,460,187		20,432,685
Shell PLC	2,590,606		79,699,444
Unilever PLC	643,858		35,864,892
		321,541,194
United States - 12.5%
Amazon.com, Inc.	122,588	[f]	12,926,905
Booking Holdings, Inc.	12,771	[f]	34,306,866
CME Group, Inc.	101,153		18,791,193
Danaher Corp.	47,300		11,205,843
Eli Lilly & Co.	65,971		26,115,280
Enphase Energy, Inc.	71,760	[f]	11,782,992
Exelon Corp.	322,774		13,698,529
Hess Corp.	130,408		18,916,984
Hubbell, Inc.	62,271		16,770,826
Linde PLC	73,894		27,300,138
Lockheed Martin Corp.	50,905		23,642,827
Marathon Petroleum Corp.	121,639		14,839,958
Microsoft Corp.	100,691		30,938,317
NextEra Energy, Inc.	174,428		13,366,418
NOV, Inc.	266,322		4,460,893
NVIDIA Corp.	59,546		16,523,420
Schlumberger NV	94,690		4,672,951
The Cooper Companies, Inc.	52,808		20,143,612
The Goldman Sachs Group, Inc.	41,436		14,230,780
		334,634,732
Total Common Stocks (cost $930,753,101)	1,120,494,373

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .1%
Put Options - .1%
Euro Stoxx 50 Price EUR, Contracts 8,539 (cost $18,107,527)	EUR	3,850	6/16/2023	328,751,500		1,543,096
Description				Shares
Exchange-Traded Funds - 7.0%
United States - 7.0%
iShares Gold Trust				2,328,890	[f,g]	87,822,442
iShares Silver Trust				584,203	[f,g]	13,436,669
SPDR Gold Shares				470,911	[f,g]	87,024,353
U.S. Copper Index Fund				3,471	[f,g]	82,783
Total Exchange-Traded Funds (cost $173,215,488)				188,366,247
	Annualized Yield		Maturity Date	Principal Amount ($)	[a]
Short-Term Investments - 1.2%
Mexico - 1.2%
Mexico Cetes, Treasury Bills, Ser. BI (cost $31,934,088)	MXN	11.50	10/3/2024	67,334,096	[b]	32,045,363

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 14.9%
Closed-end Investment Companies - 6.5%
Aquila European Renewables PLC		17,442,038		18,314,022
BBGI Global Infrastructure SA		4,581,649		8,754,828
Cordiant Digital Infrastructure Fund Ltd.		7,820,129	[c,e]	8,157,514
Greencoat UK Wind PLC		18,901,726		37,437,004
JLEN Environmental Assets Group Ltd. Foresight Group Holdings		4,341,058		6,633,792
Riverstone Credit Opportunities Income PLC		3,871,998		3,529,170
The BioPharma Credit Fund PLC		23,629,116	[e]	22,306,064
The Gresham House Energy Storage Fund PLC		7,086,243	[e]	14,759,620
The Hipgnosis Songs Fund Ltd.		11,566,399		12,650,682
The Octopus Renewables Infrastructure Trust Fund PLC		8,442,036		10,828,883
The Renewables Infrastructure Group Ltd.		12,558,940		20,095,859
US Solar Fund PLC		11,891,238		9,513,932
			172,981,370
Registered Investment Companies - 8.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	4.96	225,836,730	[h]	225,836,730
Total Investment Companies (cost $403,590,988)		398,818,100

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 3.1%
Registered Investment Companies - 3.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $84,126,504)	4.96	84,126,504	[h] 84,126,504
Total Investments (cost $2,219,753,825)		88.7%	2,376,354,549
Cash and Receivables (Net)		11.3%	301,300,836
Net Assets		100.0%	2,677,655,385

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

AUD—Australian Dollar

BRL—Brazilian Real

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

MXN—Mexican Peso

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security is a discount security. Income is recognized through the accretion of discount.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2023, these securities were valued at $16,250,085 or .61% of net assets.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At April 30, 2023, the value of the fund’s securities on loan was $83,942,747 and the value of the collateral was $89,424,113, consisting of cash collateral of $84,126,504 and U.S. Government & Agency securities valued at $5,297,609. In addition, the value of collateral may include pending sales that are also on loan.

f Non-income producing security.

g These securities are wholly-owned by the Subsidiary referenced in Note 1.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	25.0
Foreign Governmental	9.9
Health Care	7.9
Energy	6.0
Diversified Financials	5.3
Banks	4.7
U.S. Treasury Securities	4.0
Aerospace & Defense	2.1
Insurance	2.1
Metals & Mining	2.0
Food Products	1.9
Internet Software & Services	1.8
Telecommunication Services	1.7
Commercial & Professional Services	1.4
Consumer Staples	1.3
Consumer Durables & Apparel	1.3
Information Technology	1.2
Semiconductors & Semiconductor Equipment	1.1
Chemicals	1.0
Utilities	1.0
Consumer Discretionary	.9
Media	.9
Beverage Products	.9
Airlines	.7
Electronic Components	.6
Building Materials	.6
Real Estate	.5
Financials	.3
Advertising	.2
Materials	.2
Industrial	.1
Options Purchased	.1
88.7

† Based on net assets.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 4/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 8.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 8.4%	86,218,287	2,486,181,665	(2,346,563,222)	225,836,730	2,280,984
Investment of Cash Collateral for Securities Loaned - 3.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 3.1%	12,105,169	202,815,652	(130,794,317)	84,126,504	72,908	††
Total - 11.5%	98,323,456	2,688,997,317	(2,477,357,539)	309,963,234	2,353,892

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro-Bond	299	6/8/2023	43,236,560[a]	44,662,696	1,426,136
Hang Seng	1,251	5/30/2023	155,862,931[a]	157,776,461	1,913,530
Mini MSCI Emerging Markets Index	1,128	6/16/2023	54,068,088	55,508,880	1,440,792
U.S. Treasury 2 Year Notes	309	6/30/2023	63,644,862	63,704,695	59,833
U.S. Treasury Long Bond	1,052	6/21/2023	137,316,319	138,502,375	1,186,056
U.S. Treasury Ultra Long Bond	1,066	6/21/2023	149,540,087	150,739,063	1,198,976
Futures Short
DAX	218	6/16/2023	91,692,274[a]	96,217,798	(4,525,524)
DJ Euro Stoxx 50	1,439	6/16/2023	64,559,149[a]	68,499,393	(3,940,244)
E-mini Nasdaq-100	568	6/16/2023	138,710,172	151,318,040	(12,607,868)
Standard & Poor's 500 E-mini	1,723	6/16/2023	336,025,478	360,839,275	(24,813,797)
Gross Unrealized Appreciation				7,225,323
Gross Unrealized Depreciation				(45,887,433)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

Options Written
Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Euro Stoxx 50 Price EUR, Contracts 3,221	4,400	6/16/2023	141,724,000	EUR	(1,856,242)
Prudential PLC, Contracts 900	15.00	6/16/2023	13,500,000	GBP	(11,311)
Put Options:
Anglo American PLC, Contracts 1,033	24.00	6/16/2023	25,064,712	GBP	(1,404,378)
ASML Holding NV, Contracts 214	520.00	6/16/2023	11,128,000	EUR	(187,702)
Conocophillips, Contracts 2,634	97.50	5/19/2023	25,681,500		(305,544)
Euro Stoxx 50 Price EUR, Contracts 8,539	3,550	6/16/2023	303,134,500	EUR	(668,048)
Hang Seng Index May Future, Contracts 540	19,800	5/19/2023	534,600,000	HKD	(1,393,056)
LVMH Moet Hennessy Louis Vuitton SE, Contracts 206	800.00	6/16/2023	16,480,000	EUR	(246,966)

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Options Written
Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Put Options:(continued)
Paypal Holdings Inc, Contracts 2,736	70.00	5/19/2023	19,152,000		(298,224)
S&P 500 Index, Contracts 359	3,750	5/19/2023	134,625,000		(97,648)
U.S Treasury Bond June Future, Contracts 844	128.00	5/26/2023	108,032,000		(395,626)
Total Options Written (premiums received $19,241,050)					(6,864,745)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
Hong Kong Dollar	136,456,669	United States Dollar	17,429,121	5/15/2023	(31,437)
United States Dollar	364,866	Hong Kong Dollar	2,852,955	5/15/2023	1,126
United States Dollar	2,709,202	Euro	2,442,711	7/18/2023	5,313
CIBC World Markets Corp.
United States Dollar	23,290,726	South African Rand	418,982,644	5/15/2023	424,117
Hong Kong Dollar	63,847,159	United States Dollar	8,151,575	5/15/2023	(11,316)
United States Dollar	23,360,525	Hong Kong Dollar	182,826,644	5/15/2023	50,853
Euro	14,626,205	United States Dollar	16,125,856	7/18/2023	64,203
United States Dollar	2,156,249	Euro	1,959,209	7/18/2023	(12,442)
Danish Krone	4,311,104	United States Dollar	614,630	6/15/2023	24,769
Swiss Franc	11,462,324	United States Dollar	12,852,957	5/15/2023	(2,656)
Citigroup Global Markets Inc.
United States Dollar	16,284,970	Swiss Franc	15,013,831	5/15/2023	(546,892)
Euro	14,309,382	United States Dollar	15,867,983	7/18/2023	(28,622)

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets Inc.(continued)
United States Dollar	3,356,584	Euro	3,024,046	7/18/2023	9,203
British Pound	9,811,154	United States Dollar	12,253,653	7/18/2023	95,911
J.P. Morgan Securities LLC
Australian Dollar	8,240,195	United States Dollar	5,564,402	6/15/2023	(100,453)
Euro	10,076,275	United States Dollar	11,112,884	7/18/2023	40,760
United States Dollar	1,927,854	Hong Kong Dollar	15,086,128	5/15/2023	4,433
RBS Securities, Inc.
British Pound	9,482,161	United States Dollar	11,856,571	7/18/2023	78,881
United States Dollar	8,938,422	Euro	8,081,658	7/18/2023	(7,338)
State Street Bank and Trust Company
United States Dollar	12,990,030	Hong Kong Dollar	101,526,828	5/15/2023	45,762
United States Dollar	74,147,677	Australian Dollar	111,967,971	6/15/2023	(96,588)
Mexican Peso	1,731,518,842	United States Dollar	94,100,898	5/15/2023	1,834,825
United States Dollar	113,826,941	Mexican Peso	2,104,632,270	5/15/2023	(2,781,330)
Brazilian Real	171,640,897	United States Dollar	33,459,569	7/18/2023	416,701
United States Dollar	33,537,368	Brazilian Real	171,640,897	7/18/2023	(338,902)
South African Rand	25,479,681	United States Dollar	1,389,481	5/15/2023	1,111
United States Dollar	5,407,657	South African Rand	98,501,015	5/15/2023	31,816
United States Dollar	409,912,083	British Pound	328,863,376	7/18/2023	(4,037,107)
United States Dollar	385,730,722	Euro	351,571,450	7/18/2023	(3,431,225)
United States Dollar	67,523,401	Swiss Franc	61,694,992	5/15/2023	(1,642,262)
United States Dollar	16,708,083	South Korean Won	20,956,781,930	5/15/2023	1,034,035
Japanese Yen	9,804,046,666	United States Dollar	74,658,534	7/18/2023	(1,798,623)
UBS Securities LLC
United States Dollar	6,657,052	Swiss Franc	6,183,056	5/15/2023	(274,713)

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts(continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
UBS Securities LLC(continued)
United States Dollar	7,329,955	Hong Kong Dollar	57,337,194	5/15/2023	19,690
United States Dollar	174,371	Mexican Peso	3,220,961	5/15/2023	(4,088)
Gross Unrealized Appreciation					4,183,509
Gross Unrealized Depreciation					(15,145,994)

See notes to consolidated financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount($)	Unrealized Appreciation (Depreciation) ($)
Barclays NIM3 Index at maturity[1]	Fixed Coupon Rate of 0.60% Payable to Barclays Capital, Inc. at maturity	Barclays Capital, Inc.	11/30/23	60,689,669	4,359,015
Barclays NIF3 Index at maturity[1]	Fixed Coupon Rate of 0.60% Payable to Barclays Capital, Inc. at maturity	Barclays Capital, Inc.	12/1/23	63,083,269	5,439,618
Goldman Sachs Systematic Skew US Series 2S Excess Return Strategy at maturity	Fixed Coupon Rate of 0.00% Payable to Goldman Sachs & Co. LLC at maturity	Goldman Sachs & Co. LLC	2/28/25	86,789,722	(162,454)
Gross Unrealized Appreciation					9,798,633
Gross Unrealized Depreciation					(162,454)

1 Underlying reference is the Index which is a basket of underlying securities listed within Custom Basket Table. Payment to or from Counterparties is based on the underlying components of the Basket.

See notes to consolidated financial statements.

Custom Basket
Underlying	Effective Date	Termination Date	Volatility Strike (%)	Vega Notional		Index (%)
Barclays NIF3 Index
S&P 500 Variance Swap	4/28/2023	5/5/2023	15.14	126,166	USD	100%
Barclays NIM3 Index
S&P 500 Variance Swap	4/24/2023	5/1/2023	13.00	24,599	USD	100%

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

April 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments (including securities on loan, valued at $83,942,747)—Note 1(c):
Unaffiliated issuers	1,909,790,591	2,066,391,315
Affiliated issuers	309,963,234	309,963,234
Cash		5,068,838
Cash denominated in foreign currency	27,414,222	27,463,097
Cash collateral held by broker—Note 4		316,532,083
Receivable for investment securities sold		52,783,332
Dividends, interest and securities lending income receivable		11,090,613
Unrealized appreciation on over-the-counter swap agreements—Note 4		9,798,633
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		4,183,509
Receivable for shares of Common Stock subscribed		3,262,646
Tax reclaim receivable—Note 1(b)		2,703,949
Prepaid expenses		185,163
		2,809,426,412
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		2,001,818
Liability for securities on loan—Note 1(c)		84,126,504
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		15,145,994
Payable for investment securities purchased		12,959,513
Payable for shares of Common Stock redeemed		9,684,637
Outstanding options written, at value (premiums received $19,241,050)—Note 4		6,864,745
Foreign capital gains tax payable—Note 1(b)		273,715
Unrealized depreciation on over-the-counter swap agreements—Note 4		162,454
Payable for futures variation margin—Note 4		150,512
Directors’ fees and expenses payable		34,944
Interest payable—Note 2		5,835
Other accrued expenses		360,356
		131,771,027
Net Assets ($)		2,677,655,385
Composition of Net Assets ($):
Paid-in capital		2,823,111,583
Total distributable earnings (loss)		(145,456,198)
Net Assets ($)		2,677,655,385

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	46,167,489	26,580,932	1,880,663,041	724,243,923
Shares Outstanding	3,164,357	1,882,792	128,506,196	49,395,957
Net Asset Value Per Share ($)	14.59	14.12	14.63	14.66

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2023 (Unaudited)

Investment Income ($):
Income:
Dividends (net of $698,248 foreign taxes withheld at source):
Unaffiliated issuers	23,728,960
Affiliated issuers	2,280,984
Interest (net of $16,567 foreign taxes withheld at source)	20,594,140
Income from securities lending—Note 1(c)	72,908
Total Income	46,676,992
Expenses:
Management fee—Note 3(a)	11,471,277
Shareholder servicing costs—Note 3(c)	1,254,230
Subsidiary management fees—Note 3(a)	564,398
Custodian fees—Note 3(c)	151,122
Professional fees	136,669
Directors’ fees and expenses—Note 3(d)	125,299
Distribution fees—Note 3(b)	108,275
Prospectus and shareholders’ reports	84,371
Registration fees	60,104
Loan commitment fees—Note 2	35,373
Interest expense—Note 2	23,182
Chief Compliance Officer fees—Note 3(c)	7,789
Miscellaneous	86,527
Total Expenses	14,108,616
Less—reduction in expenses due to undertaking—Note 3(a)	(564,398)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,849)
Net Expenses	13,541,369
Net Investment Income	33,135,623
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(16,823,445)
Net realized gain (loss) on futures	(101,852,272)
Net realized gain (loss) on options transactions	27,251,799
Net realized gain (loss) on forward foreign currency exchange contracts	(165,452,080)
Capital gain distributions on unaffiliated issuers	16,484
Net Realized Gain (Loss)	(256,859,514)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	256,775,012
Net change in unrealized appreciation (depreciation) on futures	9,697,726
Net change in unrealized appreciation (depreciation) on options transactions	15,940,279
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	13,976,184
Net change in unrealized appreciation (depreciation) on swap agreements	9,636,179
Net Change in Unrealized Appreciation (Depreciation)	306,025,380
Net Realized and Unrealized Gain (Loss) on Investments	49,165,866
Net Increase in Net Assets Resulting from Operations	82,301,489

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Operations ($):
Net investment income	33,135,623	36,994,457
Net realized gain (loss) on investments	(256,859,514)	309,302,361
Net change in unrealized appreciation (depreciation) on investments	306,025,380	(748,243,495)
Net Increase (Decrease) in Net Assets Resulting from Operations	82,301,489	(401,946,677)
Distributions ($):
Distributions to shareholders:
Class A	(4,931,732)	(1,127,100)
Class C	(2,434,550)	(323,421)
Class I	(209,226,542)	(44,698,030)
Class Y	(75,411,787)	(17,354,043)
Total Distributions	(292,004,611)	(63,502,594)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,809,246	27,034,005
Class C	855,375	5,592,727
Class I	307,947,084	1,271,023,808
Class Y	61,780,007	287,258,281
Distributions reinvested:
Class A	4,522,247	957,949
Class C	2,093,912	267,073
Class I	194,153,021	40,958,007
Class Y	27,974,458	7,030,103
Cost of shares redeemed:
Class A	(28,891,241)	(24,731,219)
Class C	(5,442,985)	(8,374,910)
Class I	(950,380,554)	(1,167,656,312)
Class Y	(246,481,498)	(254,893,681)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(625,060,928)	184,465,831
Total Increase (Decrease) in Net Assets	(834,764,050)	(280,983,440)
Net Assets ($):
Beginning of Period	3,512,419,435	3,793,402,875
End of Period	2,677,655,385	3,512,419,435

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2023 (Unaudited)	Year Ended October 31, 2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	452,273	1,620,821
Shares issued for distributions reinvested	310,594	55,086
Shares redeemed	(1,911,142)	(1,509,395)
Net Increase (Decrease) in Shares Outstanding	(1,148,275)	166,512
Class Cb
Shares sold	59,506	341,648
Shares issued for distributions reinvested	148,189	15,794
Shares redeemed	(378,871)	(530,218)
Net Increase (Decrease) in Shares Outstanding	(171,176)	(172,776)
Class Ia
Shares sold	20,474,284	76,268,845
Shares issued for distributions reinvested	13,298,152	2,348,510
Shares redeemed	(63,530,606)	(71,150,742)
Net Increase (Decrease) in Shares Outstanding	(29,758,170)	7,466,613
Class Ya
Shares sold	4,157,653	17,237,215
Shares issued for distributions reinvested	1,913,438	402,410
Shares redeemed	(16,217,874)	(15,327,315)
Net Increase (Decrease) in Shares Outstanding	(10,146,783)	2,312,310

[a]

During the period ended April 30, 2022, 387,705 Class Y shares representing $5,851,609 were exchanged for 388,470 Class I shares. During the period ended October 31, 2022, 1,072,396 Class Y shares representing $17,674,426 were exchanged for 1,074,431 Class I shares, 7,661 Class C shares representing $120,604 were exchanged for 7,393 Class I shares and 6,832 Class I shares representing $106,442 were exchanged for 6,863 Class A shares.

[b]	During the period ended October 31, 2022, 1,092 Class C shares representing $17,668 were automatically converted to 1,059 Class A shares.
See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

Six Months Ended
	April 30, 2023	Year Ended October 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.60	17.62	15.56	15.37	14.32	14.39
Investment Operations:
Net investment income[a]	.14	.13	.11	.17	.23	.22
Net realized and unrealized gain (loss) on investments	.20	(1.89)	2.15	.35	1.29	(.23)
Total from Investment Operations	.34	(1.76)	2.26	.52	1.52	(.01)
Distributions:
Dividends from net investment income	(1.35)	(.26)	(.20)	(.33)	(.47)	(.06)
Net asset value, end of period	14.59	15.60	17.62	15.56	15.37	14.32
Total Return (%)[b]	2.29[c]	(10.16)	14.60	3.42	10.97	(.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d,e]	1.11[e]	1.15[e]	1.21	1.12	1.13
Ratio of net expenses to average net assets	1.11[d,e,f]	1.09[e,f]	1.10[e,f]	1.12[f]	1.11[f]	1.13
Ratio of net investment income to average net assets	1.93[d,e]	.77[e]	.66[e]	1.11	1.59	1.55
Portfolio Turnover Rate	74.64[c]	73.19	71.67	91.18	99.45	85.64
Net Assets, end of period ($ x 1,000)	46,167	67,259	73,055	40,929	35,843	26,380

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

f Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
	April 30, 2023	Year Ended October 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.06	17.04	15.06	14.89	13.87	13.99
Investment Operations:
Net investment income (loss)[a]	.08	(.01)	(.02)	.05	.12	.11
Net realized and unrealized gain (loss) on investments	.21	(1.83)	2.08	.33	1.26	(.23)
Total from Investment Operations	.29	(1.84)	2.06	.38	1.38	(.12)
Distributions:
Dividends from net investment income	(1.23)	(.14)	(.08)	(.21)	(.36)	-
Net asset value, end of period	14.12	15.06	17.04	15.06	14.89	13.87
Total Return (%)[b]	1.89[c]	(10.84)	13.72	2.57	10.17	(.86)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.93[d,e]	1.89[e]	1.93[e]	1.99	1.91	1.90
Ratio of net expenses to average net assets	1.89[d,e,f]	1.87[e,f]	1.88[e,f]	1.90[f]	1.90[f]	1.89
Ratio of net investment income (loss) to average net assets	1.16[d,e]	(.03)[e]	(.12)[e]	.34	.84	.82
Portfolio Turnover Rate	74.64[c]	73.19	71.67	91.18	99.45	85.64
Net Assets, end of period ($ x 1,000)	26,581	30,939	37,947	27,814	27,817	27,739

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e Amounts do not include the expenses of the underlying funds.

f Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

Six Months Ended
April 30, 2023		Year Ended October 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.67	17.69	15.62	15.42	14.36	14.47
Investment Operations:
Net investment income[a]	.16	.16	.15	.20	.27	.26
Net realized and unrealized gain (loss) on investments	.20	(1.89)	2.15	.36	1.30	(.24)
Total from Investment Operations	.36	(1.73)	2.30	.56	1.57	.02
Distributions:
Dividends from net investment income	(1.40)	(.29)	(.23)	(.36)	(.51)	(.13)
Net asset value, end of period	14.63	15.67	17.69	15.62	15.42	14.36
Total Return (%)	2.43[b]	(9.97)	14.83	3.65	11.28	.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[c,d]	.90[d]	.94[d]	1.00	.92	.90
Ratio of net expenses to average net assets	.90[c,d,e]	.88[d,e]	.89[d,e]	.90[e]	.90[e]	.90
Ratio of net investment income to average net assets	2.15[c,d]	.97[d]	.86[d]	1.34	1.82	1.81
Portfolio Turnover Rate	74.64[b]	73.19	71.67	91.18	99.45	85.64
Net Assets, end of period ($ x 1,000)	1,880,663	2,479,355	2,667,773	1,939,181	1,560,814	688,369

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Amounts do not include the expenses of the underlying funds.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2023		Year Ended October 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	15.70	17.73	15.64	15.45	14.39	14.49
Investment Operations:
Net investment income[a]	.17	.18	.17	.22	.29	.28
Net realized and unrealized gain (loss) on investments	.20	(1.91)	2.16	.34	1.29	(.25)
Total from Investment Operations	.37	(1.73)	2.33	.56	1.58	.03
Distributions:
Dividends from net investment income	(1.41)	(.30)	(.24)	(.37)	(.52)	(.13)
Net asset value, end of period	14.66	15.70	17.73	15.64	15.45	14.39
Total Return (%)	2.47[b]	(9.87)	15.03	3.66	11.36	.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[c,d]	.81[d]	.84[d]	.89	.81	.80
Ratio of net expenses to average net assets	.79[c,d,e]	.79dd,e	.79[d,e]	.81[e]	.80[e]	.80
Ratio of net investment income to average net assets	2.27[c,d]	1.07[d]	.97[d]	1.44	1.92	1.92
Portfolio Turnover Rate	74.64[b]	73.19	71.67	91.18	99.45	85.64
Net Assets, end of period ($ x 1,000)	724,244	934,867	1,014,628	877,533	1,259,436	803,690

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d Amounts do not include the expenses of the underlying funds.

e Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (NIMNA), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. As of April 30, 2023, NIMNA had approximately $53 billion in assets under management. NIMNA is an indirect subsidiary of BNY Mellon.

The fund may gain investment exposure to global commodity markets through investments in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at April 30, 2023:

Subsidiary Activity
Consolidated Fund Net Assets ($)	2,677,655,385
Subsidiary Percentage of Fund Net Assets	7.07%
Subsidiary Financial Statement Information ($)
Total Assets	189,310,922
Total Liabilities	129,744
Net Assets	189,181,178
Total Income	-
Total Expenses	571,537
Net Investment (Loss)	(571,537)
Net Realized Gain (Loss)	(10,540,221)
Net Change in Unrealized Appreciation (Depreciation)	38,462,642
Net Increase in Net Assets Resulting from Operations	27,350,884

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 550 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (255 million shares authorized) and Class Y (205 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	212,033,398		-	212,033,398
Equity Securities - Common Stocks	421,920,434	698,573,939	††	-	1,120,494,373
Exchange-Traded Funds	188,366,247	-		-	188,366,247
Foreign Governmental	-	263,540,112		-	263,540,112
Investment Companies	309,963,234	172,981,370	††	-	482,944,604
U.S. Treasury Securities	-	107,432,719		-	107,432,719
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	4,183,509		-	4,183,509
Futures†††	7,225,323	-		-	7,225,323
Options Purchased	1,543,096	-		-	1,543,096
Swap Agreements†††	-	9,798,633		-	9,798,633
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(15,145,994)		-	(15,145,994)
Futures†††	(45,887,433)	-		-	(45,887,433)
Options Written	(6,864,745)	-		-	(6,864,745)
Swap Agreements†††	-	(162,454)		-	(162,454)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Consolidated Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of April 30, 2023, if any, are disclosed in the fund’s Consolidated Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2023, BNY Mellon earned $9,941 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Subsidiary Risk: To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund’s investment in the subsidiary.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended April 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended April 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $57,447,604 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2022. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2022 was as follows: ordinary income $63,502,594. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the London Interbank Offered Rate (“LIBOR”) would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of April 30, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2023 was approximately $848,066 with a related weighted average annualized interest rate of 5.51%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of .75% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $564,398 during the period ended April 30, 2023.

The Adviser has also contractually agreed, from November 1, 2022 through March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 1, 2024, the Adviser may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, as a result of its investments in underlying funds, such fees and expenses are not included in the expense limitation. During the period ended April 30, 2023, there were no reductions in expense pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser pays Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended April 30, 2023, the Distributor retained $2,888 from commissions earned on sales of the fund’s Class A shares and $1,596 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2023, Class C shares were charged $108,275 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2023, Class A and Class C shares were charged $70,068 and $36,092, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2023, the fund was charged $6,208 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations. These fees were partially offset by earnings credits of $2,849.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2023, the fund was charged $151,122 pursuant to the custody agreement.

During the period ended April 30, 2023, the fund was charged $7,789 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fee of $1,694,532, Subsidiary management fee of $120,107, Distribution Plan fees of $16,661, Shareholder Services Plan fees of $15,525, Custodian fees of $268,612, Chief Compliance Officer fees of $5,243 and Transfer Agent fees of $1,245, which are offset against an expense reimbursement currently in effect in the amount of $120,107.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

contracts and swaps agreements, during the period ended April 30, 2023, amounted to $1,042,786,293 and $2,333,322,953, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2023 are set forth in the Consolidated Statement of Investment.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities risk or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased and written open at April 30, 2023 are set forth in the Consolidated Statements of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2023 are set forth in the Consolidated Statement of Investment.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at April 30, 2023 are set forth in the Consolidated Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2023 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	3,871,001	[1]	Interest rate risk	(395,626)	[2]
Equity risk	14,696,051	[1,3,4]	Equity risk	(52,519,006)	[1,2,3]
Foreign exchange risk	4,183,509	[5]	Foreign exchange risk	(15,145,994)	[5]
Gross fair value of derivative contracts	22,750,561			(68,060,626)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Investments, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Outstanding options written, at value.
[3]			Unrealized appreciation (depreciation) on swap agreements.
[4]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[5]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended April 30, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements		Total
Interest rate	10,406,263		876,202		-		-		11,282,465
Equity	(112,258,535)		26,375,597		-		-		(85,882,938)
Foreign exchange	-		-		(165,452,080)		-		(165,452,080)
Total	(101,852,272)		27,251,799		(165,452,080)		-		(240,052,553)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Swap Agreements	[7]	Total
Interest rate	20,116,175		479,910		-		-		20,596,085
Equity	(10,418,449)		15,460,369		-		9,636,179		14,678,099
Foreign exchange	-		-		13,976,184		-		13,976,184
Total	9,697,726		15,940,279		13,976,184		9,636,179		49,250,368

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[7]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At April 30, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	7,225,323	(45,887,433)
Options	1,543,096	(6,864,745)
Forward contracts	4,183,509	(15,145,994)
Swaps	9,798,633	(162,454)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	22,750,561	(68,060,626)
Derivatives not subject to
Master Agreements	(8,768,419)	52,752,178
Total gross amount of assets
and liabilities subject to
Master Agreements	13,982,142	(15,308,448)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2023:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital, Inc.	9,805,072		(31,437)	(9,570,000)		203,635
CIBC World Markets Corp.	563,942		(26,414)	(537,528)		-
Citigroup Global Markets Inc.	105,114		(105,114)	-		-
J.P. Morgan Securities LLC	45,193		(45,193)	-		-
RBS Securities, Inc.	78,881		(7,338)	-		71,543
State Street Bank and Trust Company	3,364,250		(3,364,250)	-		-
UBS Securities LLC	19,690		(19,690)	-		-
Total	13,982,142		(3,599,436)	(10,107,528)		275,178

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital, Inc.	(31,437)		31,437	-		-
CIBC World Markets Corp.	(26,414)		26,414	-		-
Citigroup Global Markets Inc.	(575,514)		105,114	470,400		-
Goldman Sachs & Co. LLC	(162,454)		-	-		(162,454)
J.P. Morgan Securities LLC	(100,453)		45,193	-		(55,260)
RBS Securities, Inc.	(7,338)		7,338	-		-
State Street Bank and Trust Company	(14,126,037)		3,364,250	6,700,000		(4,061,787)
UBS Securities LLC	(278,801)		19,690	259,111		-
Total	(15,308,448)		3,599,436	7,429,511		(4,279,501)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2023:

Average Market Value ($)
Equity futures	1,082,574,983
Equity options contracts	45,991,887
Interest rate futures	328,267,090
Interest rate options contracts	121,027
Forward contracts	2,310,334,791

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2023:

Average Notional Value ($)
Equity total return swap agreements	622,663

At April 30, 2023, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $128,988,613, consisting of $289,659,828 gross unrealized appreciation and $160,671,215 gross unrealized depreciation.

At April 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 14-15, 2023, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) provides day-to-day management of the fund’s investments. The fund also may gain investment exposure to global commodity markets through investments in a wholly-owned and controlled subsidiary of the fund (the “Subsidiary”) that principally invests directly in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities. The Subsidiary has the same investment objective, investment adviser and sub-adviser as the fund, although the Subsidiary’s agreements with the Adviser and the Sub-Adviser are not subject to approval by the Board. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional absolute-return funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional absolute-return funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional absolute-return funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except for the one- and two-year periods when total return performance was below the Performance Group and Performance Universe medians. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the most recent periods under review and noted that the portfolio managers are very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown. The Board noted that the fund had a five star rating for the five-year period and a four star overall rating and for the three-year period from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and equal to the Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the fund’s average daily net assets. Additionally, the Adviser has contractually agreed, for so long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to the Adviser by the Subsidiary.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s long-term performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Management Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 14-15, 2023, the Board also considered the approval of a delegation arrangement between NIM and its affiliate, Newton Investment Management North America, LLC (“NIMNA”), which permits NIM, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIMNA, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIM and NIMNA, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIMNA to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIMNA as primary portfolio managers of the fund and to use the investment research services of NIMNA in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIMNA.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIMNA; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIMNA under the SSIA Agreement, the Board considered: (i) NIMNA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIMNA’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIMNA, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIM, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon Global Real Return Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Newton Investment Management

North America, LLC

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6278SA0423

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)